UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020.

Item 1.	Longleaf Partners Funds Annual Report at December 31, 2020.

Annual Report
December 31, 2020
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.
Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.
MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

The CSI 300 Index is a free-float weighted index that consists of 300 A-share stocks listed on the Shanghai or Shenzhen Stock Exchanges.
The US Dollar Index is used to measure the value of the dollar against a basket of six world currencies - Euro, Swiss Franc, Japanese Yen, Canadian dollar, British pound, and Swedish Krona.
An index cannot be invested in directly.
Definitions
Brexit (“British exit”) refers to the June 23, 2016 referendum by British voters to leave the European Union.
Discounted cash flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment.
Earnings per share (EPS) is the portion of a company's net income allocated to each share of common stock.
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows from an investment equal zero.
“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value. It is not a guarantee of investment performance or returns.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
Return on Equity (ROE) is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders' equity.
ROI (Return on Investment) measures the gain or loss generated on an investment relative to the amount of money invested.
The Capital Asset Pricing Model (CAPM) is a model that describes the relationship between the expected return and risk of investing in a security.
The Global Financial Crisis (GFC) is a reference to the financial crisis of 2007-2008.
The price-to-free cash flow ration (P/FCF) is a valuation method used to compare a company’s current share price to its per-share free cash flow.
© 2021 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds  and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	10.53%	7.74%	6.34%	5.70%	9.73%
S&P 500 Index	18.40	15.22	13.88	7.47	10.29
Small-Cap Fund (Inception 2/21/89)	4.14	8.87	10.19	9.65	10.46
Russell 2000 Index	19.96	13.26	11.20	8.74	9.84
International Fund (Inception 10/26/98)	-1.22	8.95	4.08	5.22	7.25
MSCI EAFE Index	7.82	7.45	5.51	4.50	4.88
Global Fund (Inception 12/27/12)	3.57	9.72	n/a	n/a	6.50
MSCI World Index	15.90	12.19	n/a	n/a	11.24
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net). Through at least October 31, 2021, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average net assets. The total expense ratio of the Small-Cap Fund is 0.93%. The total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.32% (gross) and 1.20% (net). Effective November 23, 2020, this expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Funds' current expense ratio.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund added 22.75% in the fourth quarter, almost doubling the S&P 500’s impressive 12.15% return. While this quarter’s strong performance took the Fund into positive territory in the year and went a long way towards narrowing the relative return gap, the Fund’s 10.53% return for the year fell short of the Index’s 18.40%. 2020 performance was a tale of two halves, with the first half overwhelmingly driven by COVID-19 fear and stock price volatility. The Fund’s relative underperformance in the first half was driven by a lack of Information Technology holdings, along with negative returns at a handful of Industrials and Consumer Discretionary businesses we owned that were adversely impacted by COVID. The Fund’s strong outperformance in the second half was driven by a meaningful rebound in these same two sectors, particularly from outstanding performance at FedEx, General Electric (GE), Mattel, CNH Industrial and Hyatt Hotels. Almost every company in the portfolio was positive in 4Q, with three-quarters producing double-digit returns. For the full year, the lack of Info Tech and average 15% cash weighting more than accounted for the Fund’s relative underperformance. The quick rally in the second half resulted in elevated cash, as we trimmed or sold top performers and had fewer new opportunities that qualified from a price perspective. Underperforming for what we do not own is frustrating, but we are confident that not looking like the index can drive strong, differentiated outperformance over the long run.
2020: A Year in Review
2020 has been a hard year that humanity would like to forget for a lot of reasons. From a stock market perspective, the first two months of the year felt like a continuation of the last decade+ of momentum-driven index returns in most global markets (with the notable exception of Asia, which was hit by COVID-19 at the start of the year). The historically-sudden market panic that unfolded across global markets in March happened so quickly, and the Fed and Treasury stepped in so fast, that reality never really sank in for a lot of investors in the stock and bond markets. This initial freeze might be best measured by a surprising lack of large exchange-traded fund (ETF) outflows in March and April, when there were actually billions of inflows that didn’t look all that different than the average month over the last several years. After the initial market panic subsided and most people found themselves working from home with a lot more time on their hands, the rest of the year saw momentum-chasing reach a whole new level, with what had been going up pre-March soaring to new heights. November 2020 saw the most US equity ETF inflows for any month over the last 10 years.
In our first quarter letter in April, we sounded a note of relative optimism with our view that the 1Q extremes would not last forever and that we could expect the market to begin discounting a more “normal” world by year-end. Yet markets turned much more quickly than we would have anticipated. As the year has gone on, we have witnessed and written extensively about the top-heavy S&P 500, the market’s lust for quality at any price driven by the “20/20 Club” of market favorites with 20%+ return on equity (ROE) and 20x+ price-to-earnings (P/E) ratios, SPACs (special purpose acquisition corporations), IPOs (initial public offerings) and even bitcoin (you know things are rolling when bitcoin gets into the conversation!). They are all materially higher now than when we first mentioned them in our 2Q and 3Q letters. This news might be discouraging in the short term, but we believe it is great for our prospective returns, especially on a relative basis, as we wrote in our “Why We Believe Value Will Work Again” piece in December. Here’s an update on the most important table in the piece, which highlights that we could see meaningful outperformance if we simply adjust 2022 P/E multiples to slightly more normal levels:

The market might already be turning towards value, as we noted in the piece and as shown in the chart below:
One thing that we would like to stress in anticipation of questions about this piece and the implied returns table in particular is that paying a low multiple does not automatically mean that you are buying something “low quality.” Nor is paying a low multiple a relic of the time before computers, and now all the advantage from this “strategy” has been competed away. There was plenty of computer-driven stock screening and trading in 2000 and even in 1987. We believe that paying a low multiple can actually be a great thing both qualitatively and quantitatively, as it means that you are getting a free shot at a brighter future than the market expects. Said another way, it lowers the bar for upside surprises that are hard to put into a spreadsheet. Look back to the 2010s, when we were able to buy at a discount great businesses like Colgate, Abbott Laboratories and McDonalds that are now once again consensus great. We have to try hard to remember how existential the market hate for those companies felt back then. The key when paying a low multiple is to pick a business with improving cash production over the long run and great partners allocating large amounts of free cash flow (FCF) from a position of balance sheet strength. We don’t need the FCF to be clearly reported today, either, as we are more than willing to invest in IT companies that are investing today through the income and cash flow statements to drive growth for tomorrow, as we did when we bought Alphabet when it traded temporarily at a deep enough discount in 2015. But price matters greatly, and the revenue multiples for many IT favorites today are off the charts vs. the past. Conversely, we don’t care about a big, readily-apparent FCF coupon today if it will be materially lower in the years to come. In the rare instances in the portfolio where there is “melting ice cube” risk like this, our management partners (helped along by our engagement) are making the right moves to allocate capital intelligently to lead to higher consolidated FCF/share in the years to come.
COVID taught us all many lessons. We admit that we may have been too complacent in the face of pandemic risk early on, as our insight from our team in Asia (where the virus has largely been successfully mitigated, in contrast to most other countries around the world) and our collective experience with SARS (which was an opportunity for our International Fund), Bird Flu (which we studied extensively when we owned Yum Brands and Yum China, held in the Longleaf Partners International Fund and the Longleaf Partners Global Fund) and Ebola (which impacted Vivendi’s African operations) gave us false confidence that pandemic fears were overblown. But this time really was different, and once we recognized COVID as the once-in-a-century event that it is, we acted quickly and prudently to re-underwrite our holdings and adjust the portfolio accordingly.
In the first half, we sold our worst performer, Park Hotels, whose long-term appraisal value was permanently impaired in the face of COVID, and CK Asset, to focus on more compelling opportunities within the US. We upgraded the portfolio with new positions in Hyatt Hotels and DuPont, which both went on to be top contributors for the year, and added to several existing companies whose share prices were negatively impacted in the short term, including GE, FedEx, AMG, Williams, LafargeHolcim, Carrier and Fairfax. These companies all rebounded meaningfully in the second half and offer significant further upside from here. We also held onto some first half detractors that took a near-term negative COVID-related value hit, but where we see meaningful potential upside. These have had mixed share price success thus far, with Mattel and CNH Industrial both among top performers for the year after returning over 80% each in the second half, compared to Lumen and CK Hutchison, which had muted second half returns and remain top detractors for the year. The very encouraging news is that both are making moves that are within their control to get us paid sooner rather than later, and we discuss both in more detail below. While the portfolio decisions discussed above impacted absolute and relative performance in the short term, we believe they have positioned us for stronger performance in the years ahead.

New Risks
There are at least three areas like pandemic risk where the market has gotten more complacent, but hopefully we have not: inflation, regulation and taxes. The first order answer to inflation is what you would remember from Berkshire’s annual letters in the ‘70s & ‘80s – own great businesses with pricing power. We own a lot of those, but many investors riding “compounders” into the 25x+ P/E zone own great businesses too. The problem for those overvalued compounders is that a higher nominal discount rate can drive down multiples much more dramatically for these highflyers than for our investments that were already out of favor - e.g. the mid-high single-digit market P/E of 1982 as an extreme case that was hard for any company to escape. We already own a lot of single-digit and low double-digit P/Es that will grow their earnings in this world, but it’s a long way down to a more reasonable 20x (or lower) multiple for the 20/20 Club. On the flip side, for the value investors who own banks (which have been strong performers in 4Q 2020 on hopes for higher interest rates increasing near term earnings per share (EPS)), there could be pain to come. Inflation is historically much kinder to borrowers than lenders, and most banks are largely a bunch of illiquid loans set against more liquid (and less differentiated than ever, thanks to technology) deposits.
Regulation is also like inflation in that a lot of market participants today weren’t around when it mattered more. There’s always the comeback – “look at how well Standard Oil & AT&T’s descendants performed after their forced breakups.” We don’t dispute their subsequent performance, but both benefitted from more focus at their descendants leading to cost cuts and capital efficiency, plus they both rode respective waves of cars leading to increased oil demand and the still-growing demand for information helping all things telecom. It’s also important that the descendants of these two megas weren’t actually hit with major new regulations themselves post-breakup. So we would caution big tech, big healthcare and big bank bulls that if actual global bipartisan guns are turned on them as they continue to be broadly unpopular while also already being highly profitable, their next 10+ years could look more like those of IBM’s after the ‘70s, Microsoft’s after the ‘90s or, taking it further back, utilities’ after the ‘20s and railroads’ until deregulation in the 1980s. Additionally, emboldened regulators might still have some unfinished business from the Global Financial Crisis to make sure that big financial entities don’t get too big to fail again. This can’t be good for the profits of certain large companies, or maybe even for the whole concept of indexing, which comprises over 50% of most global markets when measured to include ETF’s and “closet indexers,” or so-called active managers with an active share of < 75%.
Tax rates have been declining in most countries for decades. While we missed owning many of the biggest winners from the Trump era tax cuts, corporate tax rates are not a lock to go higher this year or next. However, the US political landscape does look different in the wake of the election, and there is a lot more government revenue needed in the long run to pay the bill for the war on COVID. It increasingly feels like some investors view ETFs as a magical, no-tax alternative to mutual fund annual tax distributions. But there is no such thing as a (tax)-free lunch. A great article in Tax Notes last year titled the phenomenon well: “ETFs as Tax Dialysis Machines”. You can’t successfully only hold your winners and only sell your losers forever, even if watering the flowers instead of the weeds is a sound strategy if you trim the flowers when the time is right. With passive becoming a bigger part of the market, loopholes (does anyone really think that “creation and redemption baskets” are safe from the IRS forever?) that have benefitted ETFs will not stand forever, and if investors do ever rush for the ETF exits (again, March 2020 was too shockingly quick to really make this happen in a big way), things could get ugly on this front.
Contributors/Detractors
(2020 Investment return, 2020 Fund contribution; Q4 Investment return, Q4 Fund contribution)
FedEx (76%, 3.69%; 3%, 0.29%), the global logistics company, was the top contributor in 2020 after an outstanding year for the business that wasn’t simply the result of COVID, even if the company has been a strong beneficiary of the rapid societal changes driven by it. The share price returned over 85% in the last six months. Over the last quarter, Ground revenues increased 38%, while operating income grew 61%, despite another round of heavy investments weighing down margins temporarily into the single-digits. The company is indispensable for the United States’ e-commerce deliveries and is reaping the rewards of its investments in previous years to gear up for 7-day delivery. The Express segment is still benefitting from fewer passenger flights diminishing competing underbelly capacity. Despite the sharp appreciation, the stock trades at a reasonable mid-teens P/E multiple on forward earnings, and we expect the value to grow double-digits annually from here. FedEx has done its part to give back this year in the face of COVID. Since the onset of the pandemic, FedEx has delivered more than 55 kilotons of personal protective equipment, including more than two billion face masks, and more than 9,600 humanitarian aid shipments around the globe. More recently, FedEx was tapped to deliver the first wave of Pfizer-BioNTech vaccines across the US, and its infrastructure will be critical to successfully disseminating the vaccines.
Carrier (101%, 3.25%; --, --), the heating, ventilation and air conditioning (HVAC) and security company, was also a top performer for the year. We received shares at the end of March with Carrier’s spinoff from our long-time United Technologies holding, and bought more in April as it traded at less than half of our appraisal and a 7x trailing P/E against similar competitors that were trading at 13-17x. After the business rebounded faster than expected, we exited the position in July.
DuPont de Nemours (58%, 2.72%; 29%, 1.14%), the industrial conglomerate, was another top contributor after we initiated a position in the company for the third time in our history in February. The share price rebounded quickly, and it was a top contributor in 2Q. The company will soon close a value accretive merger between its Nutrition business and International Flavors & Fragrances that will then lead to an intelligently-structured split-off. The Safety & Construction and Transportation & Industrial segments partially rebounded due to their strength in personal protective equipment (PPE) and global auto builds, respectively. Electronics & Imaging grew revenues 8% during the last quarter due to its exposure to semiconductors and 5G chips. Despite the industrial recession, CEO Ed Breen made excellent decisions to grow the value this year and improved both capital allocation and operations. Through its TyvekTogether program, DuPont partnered with multiple companies to produce and donate protective gowns for healthcare workers in the fight against COVID.
Hyatt Hotels (35%, 2.11%; 39%, 1.74%), the global hotel company, was another top performer for the year, even as system-wide revenue per available room (REVPAR) was down 70% year-over-year in the face of COVID. The company is well positioned to weather the storm, with over three years of liquidity at the current rate of intrapandemic cash burn. We expect the business to return to profitability in 2021 as vaccines help drive a recovery in global travel. Hyatt’s global number of rooms increased by a net 4% this year, and 2021 and ’22 should see even stronger growth with a strong pipeline of ongoing construction. When the transaction market for hotels recovers, Hyatt plans to resume selling over $1 billion of its owned properties. The company’s value primarily comes from its franchise fee revenues, a less cyclical and high-margin annuity on the long-term growth in global luxury travel. CEO Mark Hoplamazian and the management team performed admirably this year to navigate the industry’s extraordinary challenges.
MGM Resorts (54%, 2.10%; 46%, 2.32%), the casino and online gaming company, quickly became a top contributor for the year after we initiated the position in the third quarter. 3Q EBITDA came in moderately above breakeven, a strong improvement from the COVID lockdown-impacted second quarter. MGM’s regional casinos performed very well, while flight restrictions caused its Las Vegas properties to lag. More importantly, CEO William Hornbuckle finished implementing $450 million of necessary recurring annual cost savings, which should result in a 15% increase in pretax earnings once post-vaccine leisure travel resumes and MGM revenues normalize. The stock remains cheap against this post-reopening earnings power. BetMGM, the company’s new online gaming and sports-betting app, is on track for over $150 million revenues this year and growing very quickly in a market with enormous potential. Comparable pure-play digital gaming businesses trade for extremely high multiples today, and BetMGM has a sustainably superior economic model due to its lower customer acquisition costs.
Mattel (29%, 2.04%; 49%, 3.15%), the global toy and media company, was also a top performer for the year as well as for the quarter. The company’s third quarter was excellent across the board. Barbie’s resurgence continued with 30% growth, leading consolidated Mattel revenues up 10%. Gross margins expanded by 400 basis points, and the quarter’s EBITDA came in remarkably high at $470 million (for an $8.6 billion EV company), partially due to shifting advertising spending back towards the end of the year. Mattel typically earns all its annual profit during the fourth quarter holiday rush, and we expect another excellent sequential performance to result in over $100 million FCF for the year. CEO Ynon Kreiz has delivered extraordinary improvements to revenues, expenses and culture since he took over in 2018. This year the company reacted to store closures in March with a successful quick pivot towards e-commerce sales. Mattel has also continued to build out its intellectual property assets with 10 feature films under development, as well as over 25 TV projects and video games. These high-margin projects have not yet begun to boost the company’s financial results and should prove transformative over the next several years. In the COVID environment, Mattel worked to manufacture PPE for donation to medical professionals and launched a “Thank You Heroes” collection with all net proceeds being donated to First Responders First. The company gave grants to Feed the Children and Save the Children and donated art supplies, games and toys to students in need.
General Electric (GE) (-2%, 0.17%; 74%, 3.56%), the Aviation, Healthcare and Power conglomerate, was the top contributor in the fourth quarter, taking its YTD performance into slightly positive territory after a very difficult first half. The company’s crown jewel Aviation business sells and maintains commercial and military jet engines. With air travel frozen, this year’s second quarter was its worst in over a century of operating history with a $680 million operating loss. 3Q revenues improved sequentially as some flights resumed but still declined 39% year-over-year. Yet GE Aviation earned a remarkable $356 million in the third quarter due to extreme cost discipline. With fewer expenses, the same world-class competitive position and favorable long-term air-travel growth prospects, Aviation should keep improving incrementally with the potential to emerge stronger than ever within several years. GE Healthcare revenues, excluding non-recurring ventilator sales for COVID treatment, also improved 3% year-over-year in an encouraging performance. GE also took steps to give back in 2020 by working to help develop thousands of ventilators to aid coronavirus patients. The stock has roughly doubled from its March low as business results improved, in large part due to CEO Larry Culp’s excellent management. Please stay tuned for the next episode of the Price-to-Value Podcast in which Vice-Chairman Staley Cates interviews Larry Culp on Lean manufacturing, GE’s culture, navigating COVID and his outlook for the business. The episode will air in January and will be available on our website at https://southeasternasset.com/podcasts/, as well as all major podcast streaming platforms.
CNH Industrial (CNH) (15%, 0.76%; 63%, 3.24%), one of the world’s largest agriculture machinery manufacturers, was another top contributor for the quarter, taking it into positive territory for the year. CNH started off the year with the worse-than-expected first quarter results caused by COVID-related demand disruption and production shutdowns starting in March. Margins across all segments were down primarily due to operating deleverage and cash flows deteriorating as sales and EBITDA collapsed, exacerbating the working capital drain. However, CNH showed strong sequential improvements, posting strong 2Q and 3Q results which far exceeded market consensus and management’s initial conservative outlook. During the last quarter, industrial sales grew 4% year-over-year, compared to the market expectation of a 15% decline. The Agricultural Equipment business, which represents the majority of our appraisal value, showed its resiliency by posting a constant currency growth of 14% year-over-year. Despite the initial concerns on inventory buildup, CNH made significant progress by lowering its channel inventory by 35% in the quarter. Additionally, the order book grew double-digits, ending the year in a position of strength. Free cash flow has improved significantly from US$-1.5 billion in 1Q to US$1 billion in 3Q, driven by end market demand recovery, working capital reduction and prudent cash preservation measures. The company recently issued notes at very favorable rates, ensuring it has ample liquidity. We welcome the appointment of Scott Wine as CEO. He joins from Polaris, where he had a strong track record of compounding shareholder returns and encouraging employee ownership. CNH publicly reiterated Wine’s commitment to delivering on the previously-announced split of the business into a pureplay Ag/Construction company and a commercial vehicle/powertrain company.
Park Hotels and Resorts (-69%, -3.72%; --, --), an owner of large convention and resort properties, was the top detractor for the year. Park saw its occupancy levels hit unprecedented lows in 1Q due to travel reduction and conference cancellations as a result of COVID. We sold the company in late 1Q, early 2Q, as our long-term appraisal for the business was permanently impaired. Park Hotels’ 100%-owned model, as well as its focus on conferences and group meetings and trophy assets in hard-hit Hawaii, which we had viewed to be key competitive advantages within our original case, became extra-difficult places to be in the current environment. We sold the company and effectively swapped into Hyatt’s better mix of fees and trophy owned assets. The majority of Hyatt’s value comes from capital-light franchise fees, which require fewer expenses to maintain, particularly during this year of industry crisis. We preferred the stability and balance sheet strength of Hyatt to Park at the height of the COVID uncertainty. Both Hyatt’s business and stock price have performed well since we made this swap.
Lumen (-19%, -2.71%; -1%, -0.12%), the fiber telecom company formerly named CenturyLink, was a top detractor for the year and the only (slight) detractor in the fourth quarter. During the last quarter, Enterprise fiber revenues grew 0.8% year-overyear, International and Global declined 2.6% and Small and Medium Business (SMB) shrunk 5.8% due to COVID repercussions. Yet margins slightly increased due to the strong cost controls of CEO Jeff Storey and CFO Neel Dev. Despite significant deleveraging over the last two years and multiple debt issuances this year at low to mid-single digit interest rates, the stock trades at an incredibly low multiple of <5x FCF. We believe Lumen can grow by continuing to invest into fiber, which should outweigh its declining legacy copper landline business. Numerous recent large transactions for fiber peers at double-digit EBITDA multiples and landline peers at mid-single digit EBITDA multiples also suggest that Lumen could monetize several of its segments at good prices well beyond its total market capitalization today. We have stepped up our engagement with the company and signed a non-disclosure agreement (NDA) last month, so unfortunately we cannot say more other than “stay tuned.”
CK Hutchison (-23%, -2.23%; 15%, 0.77%), a conglomerate of telecommunications, health & beauty, infrastructure, global ports and energy, was also a detractor. The company’s Oil and Retail businesses were severely impacted by COVID in the first half of the year. Taking advantage of the tough environment, management merged oil business Husky Energy with Cenovus Energy to create a new integrated Canadian oil and natural gas company with tremendous synergies. Within Retail, Watson stores have seen traffic recovery after cities unlocked, and profits are expected to grow yearover-year in the second half. While global Port total volume declined in 2020, CK Hutchison’s ports outperformed relative to its peers, given its hub locations in Europe and Asia. The Telecom division is the least impacted in the current environment, as lockdowns and work from home have resulted in improvement in business volume and asset utilization. In November, the company reached an agreement with Cellnex to sell its telecom tower assets for €10 billion, well above our expectation and nearly half of CK Hutchison’s market cap. The deal would materially strengthen CK Hutchison’s balance sheet by reducing net debt. We are greatly encouraged that the board stated its plans to allocate a portion of the proceeds to share buybacks, which would increase the value per share for all shareholders. In another potentially value-accretive market consolidation opportunity, CK Hutchison entered into a Memorandum of Understanding in December to discuss merging its telecom business in Indonesia with Indosat.
Raytheon Technologies (-32%, -1.95%; --, --), the commercial aerospace business that spun out of United Technologies, detracted for the year. We exited the name in the second quarter after it was spun out from UTX, as we believed that the aerospace business was changed for the worse and we already had a superior business in that industry at GE (which went onto be a stronger subsequent performer in the second half of the year). The now more important defense business was not one we were as comfortable with for multiple reasons – especially given social concerns around the missile business and some of its key customers. Additionally, we felt the solid management team did not have enough ways to go on offense.
Portfolio Activity
Our on-deck list peaked (and cash troughed) this year at the end of 1Q, when we were finding more new investment opportunities than cash available in the portfolio. While the research team has been busy poring over multiple new ideas this year, the on-deck list of qualifying investments shrunk as stock prices rallied across the board. We were fortunate to buy two companies in the second half of the year that we had followed for a long time and were really the only two close things on our wish list. We began buying MGM Resorts in 3Q and continued to build the position in the fourth quarter. We had followed the company for a long time as a general company of interest and as a competitor to Wynn Resorts, much like how we followed McDonald’s when we owned YUM! Brands. We saw multiple positive changes on the people front at MGM this year after a CEO change and Barry Diller joining the board. Online gaming is now a large, hidden but growing asset for the company, and management is making additional moves to unlock value and improve the balance sheet, including monetizing the company’s real estate. However, this progress is obscured by a double whammy of COVID and confusing accounting, giving us an opportunity to buy shares at a large discount to our estimate of value. Our other new holding is Douglas Emmett (DEI). We first heard about the company in 2011 when, on a visit to a different prospective investee, we asked one of our favorite questions about what they’d invest in other than their own company if price didn’t matter. The executive lit up talking about DEI’s unique dominance in the advantaged West Los Angeles real estate market. As we followed the company over the subsequent years, we developed an increased appreciation for CEO Jordan Kaplan’s focus on value creation and DEI’s assets that successfully made it through various cycles. When COVID spawned many hot takes on the death of the office pre-vaccine, we were able to buy a position in the fourth quarter at a price that would have been impossible to pay in the private markets. We ended the year with 15% cash, which we view as dry powder that will allow us to act quickly as new investments qualify.
Southeastern Updates
We have focused on safety for our employees and communities while adapting to the new way of getting work done from home in 2020. We will likely all be together again in the office at some point in 2021, but longer term we will also embrace a more flexible work setup. From a research perspective, our global network built over the last 45+ years was a distinct competitive advantage this year, as travel and in-person meetings quickly ceased in March. We have a well-established dialogue with our existing investee management teams, as well as with those at many competitors to our portfolio holdings and new potential investment opportunities that we reviewed in the year. Past investees and current clients have also helped our research in many ways. We have been able to maintain our constructively engaged approach without disruption and, in many cases, deepened these relationships and expanded our topics of engagement throughout the year.
Environmental, social and governance (ESG) factors have always been important to us - both as we assess our “Business, People, Price” criteria for any new investments and as we review our businesses and engage with management teams for our existing holdings. In the last year, we have taken steps to formalize our approach to how we incorporate ESG into our investment process. We established an ESG team, with representation from the Research and Client Relations and Communications teams, which reports directly to CEO and Head of Research Ross Glotzbach. While each research analyst is ultimately responsible for each name under coverage, the ESG team is involved in ongoing oversight of the incorporation of ESG matters into our investment process and client reporting, as well as our day-to-day business operations. We have formally incorporated a section on ESG analysis into our research reports. This analysis details how the company rates on ESG factors, including how the reality compares to the market’s perception of these issues, as well as areas where we might seek to engage with management to improve the company’s footprint. We recently signed on MSCI ESG Rating as a third party data provider to help quantify ESG-specific metrics. We have found this to be a useful supplement to our in-house, bottom-up analysis that draws upon our extensive global resources and network to gain a more comprehensive picture, but just like our long history of proxy voting where we review ISS recommendations but make our own decision, we will never outsource something this important. At the start of the year, we became signatories to the United Nationssupported Principles for Responsible Investing (UNPRI), as well as to Climate Action 100+ (CA100), an investor-led initiative that is supported by PRI and is focused on actively engaging with management teams that are in a position to help drive longterm, global progress in the fight against climate change. We are specifically engaging with GE through CA100 and have had several productive discussions with the company, as well as our fellow CA100 signatories, and we were pleased to see GE’s recent commitment to carbon neutrality by 2030. We have also been heartened to see the steps that our companies across all our portfolios are taking to give back and support the fight against COVID - whether through producing PPE for healthcare workers, supporting their own employees through enhanced safety plans to ensure critical services continue uninterrupted and/or raising and donating funds to local food banks and other charities that directly support the most vulnerable community members.
In 3Q, we seeded a new European investment strategy with internal capital to address the growing opportunity in Europe to engage with companies and key stakeholders to enhance and realize value. Josh Shores and John Woodman are Co-Portfolio Managers of the strategy, and we anticipate that the strategy will, over time, expand the opportunity set for our Non-US and Global strategies and deepen our global network, which supports all our investment mandates.
Finally, Andy McCarroll (General Counsel, at Southeastern since 1998) and Gwin Myerberg (Global Head of Client Relations and Communications, at Southeastern since 2008) joined Southeastern’s Board of Directors. The Board supports Ross Glotzbach in his role as CEO and works closely with department heads to coordinate management functions across all key areas of the organization, to set the strategy and goals for the firm and to ensure we always stick to the guiding principles that define our unique culture. We are excited to add Andy’s and Gwin’s experience and insight to this important role.
Outlook
What a year. We’re all tired of the same clichés by now so will wrap it up. We believe we own great individual investments that combine to create a portfolio that looks dramatically different than the index. It’s time for that to work, not because we are owed anything, but because of simple math and an increasing lack of competition doing sensible things that have worked for most decades of recorded history, but have never felt harder to do after a year like this on top of a rough 10+ years before. We will continue to treat your capital as if it were our own and to stick to our time-tested investment discipline, even when it feels difficult to do so. We thank you for your partnership and are looking forward to 2021.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/1987
Partners Fund	10.53%	7.74%	6.34%	5.70%	9.73%
S&P 500 Index	18.40	15.22	13.88	7.47	10.29
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net). Through at least October 31, 2021, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Portfolio Holdings at December 31, 2020
		Net Assets
Investments		84.7%
Lumen Technologies, Inc.	8.3
MGM Resorts International	6.2
Mattel, Inc.	6.2
Affiliated Managers Group, Inc.	6.1
General Electric Company	6.0
CNH Industrial N.V.	5.6
Douglas Emmett, Inc.	5.0
CNX Resources Corporation	4.9
LafargeHolcim Ltd	4.9
Comcast Corporation	4.9
Hyatt Hotels Corporation	4.9
Fairfax Financial Holdings Limited	4.7
CK Hutchison Holdings Limited	4.6
DuPont de Nemours, Inc.	4.3
FedEx Corporation	4.2
The Williams Companies, Inc.	3.9
Cash Reserves Net of Other Assets and Liabilities		15.3
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through December 31, 2020
New Holdings	Quarter
Carrier Global Corporation(a)	2Q
Douglas Emmett, Inc.	4Q
DuPont de Nemours, Inc.	1Q
Hyatt Hotels Corporation	1Q
MGM Resorts International	3Q
Otis Worldwide Corporation(a)	2Q
The Raytheon Company(a)	2Q

Eliminations
Alphabet Inc.	3Q
Carrier Global Corporation	3Q
CK Asset Holdings Limited	1Q
Otis Worldwide Corporation	2Q
Park Hotels & Resorts Inc.	2Q
The Raytheon Company	2Q
(a) - Acquired through corporate action of United Technologies Corporation.

Portfolio of Investments
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	269,094	$ 69,862,184	4.2%
Capital Markets
Affiliated Managers Group, Inc.	997,787	101,474,938	6.1
Chemicals
DuPont de Nemours, Inc.	1,005,770	71,520,305	4.3
Construction Materials
LafargeHolcim Ltd (Switzerland)	1,492,787	81,426,564	4.9
Diversified Telecommunication Services
Lumen Technologies, Inc.	14,087,844	137,356,479	8.3
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	1,088,131	80,793,727	4.9
MGM Resorts International	3,257,589	102,646,629	6.2
		183,440,356	11.1
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	10,830,500	75,579,984	4.6
General Electric Company	9,238,092	99,771,394	6.0
		175,351,378	10.6
Insurance
Fairfax Financial Holdings Limited (Canada)	224,977	76,680,235	4.7
Leisure Products
Mattel, Inc.*	5,873,539	102,493,256	6.2
Machinery
CNH Industrial N.V.* (Netherlands)	7,383,878	93,136,813	5.6
Media
Comcast Corporation - Class A	1,548,686	81,151,146	4.9
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(a)	7,594,546	82,021,097	4.9
The Williams Companies, Inc.	3,190,270	63,964,913	3.9
		145,986,010	8.8
Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	2,827,624	82,510,068	5.0
Total Common Stocks (Cost $1,363,960,068)		1,402,389,732	84.7
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/20, due 01/04/21, Repurchase price $230,323,000 (Collateral: $234,929,472 U.S. Treasury Bonds, 0.625% - 2.375% due 1/15/26 to 11/15/49, Par $207,071,800) (Cost $230,323,000)	230,323,000	230,323,000	13.9
Total Investments (Cost $1,594,283,068)		1,632,712,732	98.6
Other Assets (Liabilities), Net		22,597,924	1.4
Net Assets		$1,655,310,656	100.0%

*	Non-income producing security.
(a)	Affiliated issuer during the period. See Note 6.
Note: Non-U.S. Companies represent 19.8% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund added 17.56% in the fourth quarter relative to the Russell 2000, which returned 31.37%. This quarter’s absolute results took year to date performance into positive territory, yet the Fund’s 4.14% return underperformed the Index’s 19.96% for the year. 2020 performance was a tale of two halves, with the Fund underperforming in the first half, overwhelmingly driven by COVID-19 fear and stock price volatility, and outperforming in the second half (even taking into account 4Q’s relative shortfall), as many top first half detractors rebounded significantly. In the first six months of the year, we sold six companies where both long-term business quality and management’s ability to go on offense were meaningfully impaired by COVID. The losses in these companies that we sold accounted for the majority of the relative performance gap for the year, but the six new, high-quality businesses that we bought have already been meaningful positive contributors in aggregate. We did not hold the biotech companies that dominated the index’s returns in 4Q and 2020 at 31% & 49%, and cash plus our largest holding Lumen weighed further on relative performance. Almost every company in the portfolio was positive in 4Q, with three-quarters of our holdings producing double-digit returns. The quick rally in the second half resulted in elevated cash, as we trimmed or sold top performers and had fewer new opportunities that qualified from a price perspective. Underperforming due to what we do not own is frustrating, but we are confident that not looking like the index can drive strong, differentiated outperformance over the long run.
2020: A Year in Review
2020 has been a hard year that humanity would like to forget for a lot of reasons. From a stock market perspective, the first two months of the year felt like a continuation of the last decade+ of momentum-driven index returns in most global markets (with the notable exception of Asia, which was hit by COVID-19 at the start of the year). The historically-sudden market panic that unfolded across global markets in March happened so quickly, and the Fed and Treasury stepped in so fast, that reality never really sank in for a lot of investors in the stock and bond markets. This initial freeze might be best measured by a surprising lack of large exchange-traded fund (ETF) outflows in March and April, when there were actually billions of inflows that didn’t look all that different than the average month over the last several years. After the initial market panic subsided and most people found themselves working from home with a lot more time on their hands, the rest of the year saw momentum-chasing reach a whole new level, with what had been going up pre-March soaring to new heights. November 2020 saw the most US equity ETF inflows for any month over the last 10 years.
In our first quarter letter in April, we sounded a note of relative optimism with our view that the 1Q extremes would not last forever and that we could expect the market to begin discounting a more “normal” world by year-end. Yet markets turned much more quickly than we would have anticipated. As the year has gone on, we have witnessed and written extensively about the speculative Info Tech and Healthcare sectors, the market’s lust for quality at any price, SPACs (special purpose acquisition corporations), IPOs (initial public offerings) and even bitcoin (you know things are rolling when bitcoin gets into the conversation!). They are all materially higher now than when we first mentioned them in our 2Q and 3Q letters. This news might be discouraging in the short term, but we believe it is great for our prospective returns, especially on a relative basis, as we wrote in our “Why We Believe Value Will Work Again” piece in December. While “WWB” focused on US large cap, we include below an update on the most important table in the piece (with comparable US small cap data), which highlights that we could see meaningful outperformance if we simply adjust 2022 P/E (price to earnings) multiples to slightly more normal levels:
One thing that we would like to stress in anticipation of questions about this piece and the implied returns table in particular is that paying a low multiple does not automatically mean that you are buying something “low quality.” Nor is paying a low multiple a relic of the time before computers, and now all the advantage from this “strategy” has been competed away. There was plenty of computer-driven stock screening and trading in 2000 and even in 1987. We believe that paying a low multiple can actually be a great thing both qualitatively and quantitatively, as it means that you are getting a free shot at a brighter future than the market expects. Said another way, it lowers the bar for upside surprises that are hard to put into a spreadsheet. Look back to the 2010s, when we were able to buy at a discount great businesses like Dreamworks, Texas Industries and GCI Liberty (which we sold in July at an 81% gain in only two years) that are now once again consensus great. We have to try hard to remember how existential the market hate for those companies felt back then.
The key when paying a low multiple is to pick a business with improving cash production over the long run and great partners allocating large amounts of free cash flow (FCF) from a position of balance sheet strength. We don’t need the FCF to be clearly reported today, either, as we are more than willing to invest in IT or Healthcare companies that are investing today through the income and cash flow statements to drive growth for tomorrow. We are also glad to own cyclical companies at the right time in the cycle if their value is growing over the long-term. But price matters greatly, and the revenue multiples for many IT and Healthcare favorites today are off the charts vs. the past. We have also seen many small cap cyclicals bounce back too far in the fourth quarter, even if they still aren’t producing much FCF. Conversely, we don’t care about a big, readily-apparent FCF coupon today if it will be materially lower in the years to come. In the rare instances in the portfolio where there is “melting ice cube” risk like this, our management partners (helped along by our engagement) are making the right moves to allocate capital intelligently to lead to higher consolidated FCF/share in the years to come. Interestingly, approximately one-third of the stocks in the Russell 2000 have negative estimated earnings per share (EPS) for the next two years, and the extremely hard-to-value biotech companies that have appreciated 50%+ this year make up a large part of this group. While we also own some companies with negative projected 2021 and 2022 earnings, we think it’s highly likely they will be FCF positive in the years that follow post-COVID and therefore trade at some of the lowest longerterm P/FCF multiples in our portfolio. Our group of high-quality near-term non-earners also have definable moats that have produced ample FCF previously (unlike the Russell 2000 high-flying non-earners) and management teams that are taking the necessary steps to bring forward value realization.
COVID taught us all many lessons. We admit that we may have been too complacent in the face of pandemic risk early on, as our insight from our team in Asia (where the virus has largely been successfully mitigated, in contrast to most other countries around the world) and our collective experience with SARS (which was an opportunity for our International Fund), Bird Flu (which we studied extensively when we owned Yum Brands in Longleaf Partners Fund and Longleaf Partners International Fund, and Yum China, owned in Longleaf Partners International Fund and Longleaf Partners Global Fund) and Ebola (which impacted Vivendi’s African operations, held in Longleaf Partners Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund) gave us false confidence that pandemic fears were overblown. But this time really was different, and once we recognized COVID as the once-in-a-century event that it is, we acted quickly and prudently to re-underwrite our holdings and upgrade the portfolio accordingly.
In the first three quarters, we sold most of our worst performers, whose long-term appraisal values were permanently impaired in the face of COVID: Dillard’s, Neiman Marcus, Park Hotels, Enerpac, ViaSat and OCI. We improved the portfolio with new positions in Hyatt Hotels, Lanxess, Univar Solutions and Liberty Braves Group, which went on to be strong contributors for the year. These companies all rebounded meaningfully from our initial purchase and (with the exception of Univar, which we sold) offer significant further upside from here. More recently, we initiated new positions in Summit Materials and Everest Re, both of which we have owned successfully before and know well. We also held on to some first half detractors that took a near-term negative COVID-related value hit, but where we see meaningful potential upside. These have had mixed share price success thus far, with Kodak, Mattel and Realogy among top performers for the year after returning over 80% each in the second half, compared to Lumen, which had muted second half returns and remains a top detractor for the year. The very encouraging news is that Lumen’s management team is making moves that are within their control to get us paid sooner rather than later, and we discuss both in more detail below. While the portfolio decisions discussed above impacted absolute and relative performance in the short term, we believe they have positioned us for stronger performance in the years ahead.
New Risks
There are at least three areas like pandemic risk where the market has gotten more complacent, but hopefully we have not: inflation, regulation and taxes. The first order answer to inflation is what you would remember from Berkshire’s annual letters in the ‘70s & ‘80s – own great businesses with pricing power. We own a lot of those, but many investors riding “compounders” into the 25x+ P/E zone own great businesses too. The problem for those overvalued compounders is that a higher nominal discount rate can drive down multiples much more dramatically for these highflyers than for our investments that were already out of favor - e.g. the mid-high single-digit market P/E of 1982 as an extreme case that was hard for any company to escape. We already own a lot of single-digit and low double-digit P/Es that will grow their earnings in this world, but it’s a long way down to a more reasonable 20x (or lower) multiple for the market darlings. On the flip side, for the value investors who own banks (which have been strong performers in 4Q 2020 on hopes for higher interest rates increasing near term EPS), there could be pain to come. Inflation is historically much kinder to borrowers than lenders, and most banks are largely a bunch of illiquid loans set against more liquid (and less differentiated than ever, thanks to technology) deposits.
Regulation is also like inflation in that a lot of market participants today weren’t around when it mattered more. There’s always the comeback – “look at how well Standard Oil & AT&T’s descendants performed after their forced breakups.” We don’t dispute their subsequent performance, but both benefitted from more focus at their descendants leading to cost cuts and capital efficiency, plus they both rode respective waves of cars leading to increased oil demand and the still-growing demand for information helping all things telecom. It’s also important that the descendants of these two megas weren’t actually hit with major new regulations themselves post-breakup. So we would caution big tech, big healthcare and big bank bulls that if actual global bipartisan guns are turned on them as they continue to be broadly unpopular while also already being highly profitable, their next 10+ years could look more like those of IBM’s after the ‘70s, Microsoft’s after the ‘90s or, taking it further back, utilities’ after the ‘20s and railroads’ until deregulation in the 1980s. Additionally, emboldened regulators might still have some unfinished business from the Global Financial Crisis to make sure that big financial entities don’t get too big to fail again. This can’t be good for the profits of certain large companies, or maybe even for the whole concept of indexing, which comprises over 50% of most global markets when measured to include ETF’s and “closet indexers,” or so-called active managers with an active share of <75%.
Tax rates have been declining in most countries for decades. While we missed owning many of the biggest winners from the Trump era tax cuts, corporate tax rates are not a lock to go higher this year or next. However, the US political landscape does look different in the wake of the election, and there is a lot more government revenue needed in the long run to pay the bill for the war on COVID. What we can tell you is that our Fund is positioned tax-advantageously from here. Small-Cap Fund currently has over $250 million of realized tax losses that can be used to offset future realized gains. Of course we are not proud of being in this position, but what matters most for the future will be after-tax returns from here. It increasingly feels like some investors view ETFs as a magical, no-tax alternative to mutual fund annual tax distributions. But there is no such thing as a (tax)-free lunch. A great article in Tax Notes last year titled the phenomenon well: “ETFs as Tax Dialysis Machines”. You can’t successfully only hold your winners and only sell your losers forever, even if watering the flowers instead of the weeds is a sound strategy if you trim the flowers when the time is right. With passive becoming a bigger part of the market, loopholes (does anyone really think that “creation and redemption baskets” are safe from the IRS forever?) that have benefitted ETFs will not stand forever, and if investors do ever rush for the ETF exits (again, March 2020 was too shockingly quick to really make this happen in a big way), things could get ugly on this front.
Contributors/Detractors
(2020 Investment return, 2020 Fund contribution; Q4 Investment return, Q4 Fund contribution)
Eastman Kodak (79%, 11.21%; 3%, 0.37%), the global technology company focused on chemicals and print, was by far the largest contributor for the year. Despite the damage from COVID disruptions to its sales pipeline, the company maintained breakeven EBITDA (earnings before interest, tax, depreciation and amortization) and positive FCF in the last quarter with excellent cost control. Revenues improved sequentially with a gradual rebound. CEO Jim Continenza has done incredible work this year to improve the product offerings and return the business towards sustainable profitability. The stock price was extremely volatile this summer in the wake of July’s announcement of a potential $765 million US government loan to produce ingredients for a variety of generic drugs. While this government deal may have subsequently gone away, the physical assets, chemistry know-how, history of making ingredients and national need are still in place. Kodak’s Licensing business continues to quietly hum along, producing huge margins. As discussed in more detail in our 3Q letter here, we exited our small common stock position the day the deal was announced and then worked with the company to convert our convertible bonds to common shares over the course of the next several days, which we subsequently sold to take advantage of the price appreciation and reduce an outsized position. The conversion price on the bonds was $3.10, and the average realized exit price of those common shares was (roughly) $11. Today the company has very little net debt and untapped revolver capacity. The Fund’s remaining exposure is from preferred shares, which represented 10% of the portfolio as of year-end, and Kodak possesses the balance sheet strength to pay them off immediately.
Mattel (29%, 2.50%; 49%, 3.22%), the global toy and media company, was a strong performer for the year and the top contributor in the quarter. The company’s third quarter was excellent across the board. Barbie’s resurgence continued with 30% growth, leading consolidated Mattel revenues up 10%. Gross margins expanded by 400 basis points, and the quarter’s EBITDA came in remarkably high at $470 million (for an $8.6 billion EV company), partially due to shifting advertising spending back towards the end of the year. Mattel typically earns all its annual profit during the fourth quarter holiday rush, and we expect another excellent sequential performance to result in over $100 million FCF for the year. CEO Ynon Kreiz has delivered extraordinary improvements to revenues, expenses and culture since he took over in 2018. This year the company reacted to store closures in March with a successful quick pivot towards e-commerce sales. Mattel has also continued to build out its intellectual property assets with 10 feature films under development, as well as over 25 TV projects and video games. These high-margin projects have not yet begun to boost the company’s financial results and should prove transformative over the next several years. In the COVID environment, Mattel worked to manufacture PPE for donation to medical professionals and launched a “Thank You Heroes” collection with all net proceeds being donated to First Responders First. The company gave grants to Feed the Children and Save the Children and donated art supplies, games and toys to students in need.
CNX (22%, 2.22%; 14%, 0.95%), the natural gas company, was a strong contributor for the year, after having been noted in our 2019 year-end letter as a “problem child.” The company reported strong free-cash flow and EBITDA growth in the first half. In addition to its positive absolute performance, CNX has been a strong relative contributor versus the S&P 500 for which Energy was by far the worst performing sector in the year. In October, Bloomberg reported that Appalachian neighbor EQT approached CNX with a merger offer. CEO Nick DeIuliis and Chairman Will Thorndike are focused on their company’s value per share and will do the right thing for shareholders. CNX has the potential to both pay down debt with its hedged FCF and resume repurchases to grow FCF/share during an extreme energy bear market.
Lanxess (45%, 2.22%; 34%, 1.53%), the German specialty chemical company, was also a top performer in the year. COVID had a large impact on the share price early in the year, but not the ultimate business value. Management took advantage of the shortterm price weakness and launched a share buyback scheme, while also buying personally in the open market. Lanxess management demonstrated their confidence in the business by continuing to pay the regular dividend and providing guidance, while most peers were withdrawing. Further evidence of their contrarian philosophy and the company’s strength was signalled with an active M&A campaign. The balance sheet remains in great shape with €3 billion of liquidity. Lanxess has successfully sold JV Currenta and several non-core businesses, completing the non-core business disposal program. Exposure to Auto OEM has taken a hit, but recovered in 3Q in the US, though not to pre-COVID levels. Throughout the year, CEO Matthias Zachert has continued to actively look for M&A opportunities, and has hinted that some things are in the works. Zachert and team continue to demonstrate that the legacy, cyclical, lower-quality Lanxess is long gone.
Hyatt Hotels (25%, 1.62%; 39%, 1.68%), the global hotel company, was another top performer for the year and in the quarter, even as system-wide revenue per available room (REVPAR) was down 70% year-over-year in the face of COVID. The company is well positioned to weather the storm, with over three years of liquidity at the current rate of intra-pandemic cash burn. We expect the business to return to profitability in the next year or two as vaccines help drive a recovery in global travel. Hyatt’s global number of rooms increased by a net 4% this year, and 2021 and ’22 should see continued growth that outpaces their largest peers. When the transaction market for hotels recovers, Hyatt plans to resume selling over $1 billion of its owned properties. The company’s value primarily comes from its franchise fee revenues, a less cyclical and high-margin annuity on the long-term growth in global luxury travel. CEO Mark Hoplamazian and the management team performed admirably this year to navigate the industry’s extraordinary challenges.
Empire State Realty Trust (ESRT) (-15%, 0.11%; 52%, 2.32%), the New York City property owner, was another top contributor in the quarter. The stock nearly doubled within a month in 4Q following the announcement of Pfizer’s COVID vaccine efficacy. COVID has presented new challenges to the NYC office market, but we believe they are more than reflected in the stock’s still heavily discounted price. Empire State Building office space is 88% occupied, the company repurchased some shares when they were very cheap earlier this year, and a strong balance sheet will allow owner-operator CEO Tony Malkin to go on offense opportunistically should his peers run into financial distress. Visitors to the Empire State Building’s Observatory, an excellent money-maker in normal times, are minimal but are likely to begin a strong recovery in 2021.
Realogy Holdings (36%, 1.47%; 39%, 1.83%), the residential real-estate brokerage franchisor, was a top contributor in the quarter and a strong performer for the year, after starting the year as a top detractor in 1Q. The company generated over $3 of FCF in the last quarter (against a $14 share price). Realogy fee revenues have benefitted from recent national surges in home sales and home prices. Realogy outperformed the industry’s 23% year-over-year volume growth with an excellent 28% quarter after previously lagging. The bear case has argued that iBuyers and other new digital models will quickly disrupt Realogy’s human brokers and their traditional fee take-rates, but there are no signs of near-term obsolescence. CEO Ryan Schneider has navigated the company well through a challenging year and most recently used the company’s strong FCF to pay down net debt towards a more sustainable 4.0x net debt/EBITDA level.
Neiman Marcus (-69%, -4.51%; --, --), the luxury retailer, was the top detractor for the year, and we exited our position in the company’s bonds in the second quarter. When we initially purchased the position, we had expected Neiman’s revenues to rebound positively and believed that a potential merger with Saks would be beneficial to both retailers. After entering the COVID lockdown with too much debt from its private equity sponsor, Neiman filed for bankruptcy in May. The bonds retained value, in part due to Neiman’s owned e-commerce subsidiary MyTheresa, but we exited the position to reallocate to opportunities with a larger margin of safety and greater potential upside.
Park Hotels and Resorts (-70%, -3.68%; --, --), an owner of large convention and resort properties, was another top detractor for the year. Park saw its occupancy levels hit unprecedented lows in 1Q due to travel reduction and conference cancellations as a result of COVID. We sold the company in late 1Q, early 2Q, as our long-term appraisal for the business was permanently impaired. Park Hotels’ 100%-owned model, as well as its focus on conferences and group meetings and trophy assets in hard-hit Hawaii, which we had viewed to be key competitive advantages within our original case, became extra-difficult places to be in the current environment. We sold the company and effectively swapped into Hyatt’s better mix of fees and trophy owned assets. The majority of Hyatt’s value comes from capital-light franchise fees, which require fewer expenses to maintain, particularly during this year of industry crisis. We preferred the stability and balance sheet strength of Hyatt to Park at the height of the COVID uncertainty.
Dillard’s (-48%, -2.80%; --, --), the department store, detracted for the year. We had successfully owned the company during a downturn before and felt that we were paying a low mid-single-digit multiple on stable FCF with a great management team in charge when we first initiated the position in 2019. Our case was supported by the potential for management to monetize part of the company’s valuable owned retail real estate footprint for higher and better uses. COVID lockdowns, however, permanently impaired these values, as well as the company’s ability to go on offense with share buybacks, despite great efforts during the crisis by CEO Bill Dillard. We sold our position in the second quarter as the price-to-value gap closed and our case had changed materially.
Lumen (-19%, -2.42%; -1%, -0.19%), the fiber telecom company formerly named CenturyLink, was a top detractor for the year and the only (slight) detractor in the fourth quarter. During the last quarter, Enterprise fiber revenues grew 0.8% year-overyear, International and Global declined 2.6% and Small and Medium Business (SMB) shrunk 5.8% due to COVID repercussions. Yet margins slightly increased due to the strong cost controls of CEO Jeff Storey and CFO Neel Dev. Despite significant deleveraging over the last two years and multiple debt issuances this year at low to mid-single digit interest rates, the stock trades at an incredibly low multiple of <5x FCF. We believe Lumen can grow by continuing to invest into fiber, which should outweigh its declining legacy copper landline business. Numerous recent large transactions for fiber peers at double-digit EBITDA multiples and landline peers at mid-single digit EBITDA multiples also suggest that Lumen could monetize several of its segments at good prices well beyond its total market capitalization today. We have stepped up our engagement with the company and signed a non-disclosure agreement (NDA) last month, so unfortunately we cannot say more other than “stay tuned.”
Enerpac (-46%, -2.32%; --, --), the industrial tools company formerly called Actuant, detracted from performance in the year. While the company finally completed its transition to a pure-play tool business late in 2019, it faced COVID challenges in certain verticals like oil and gas in 2020. We also concluded that management was unlikely to monetize assets (or sell the full business) at an accretive price, so we sold our position to move onto better opportunities.
ViaSat (-50%, -2.29%; --, --), the satellite communications company, was also a top detractor this year. We exited our position in September at a moderate loss, but a longer-term opportunity cost after six years of ownership. Over the course of our holding, ViaSat shrunk its residential subscriber churn and raised prices, as we had originally believed they would. Its government business grew revenues and profits strongly, and ViaSat Inflight signed up over 2000 airplanes. But the company will not produce positive FCF for several more years due to the ongoing investment demands of its next-gen satellites and other capital allocation decisions. Hard to quantify threats from new entrants have emerged from the likes of a still-questionable but now wellfunded SpaceX and a farther-off Amazon constellation. We have also disagreed with management on certain items over our holding period. There is a wide range of outcomes from here for the business, but we felt we could deploy the capital elsewhere with less risk.
Portfolio Activity
Our on-deck list peaked (and cash troughed) this year at the end of 1Q, when we were finding more new investment opportunities than cash available in the portfolio - so much so that we re-opened the Fund for the first time in two decades. While the research team has been busy poring over multiple new ideas this year, the on-deck list of qualifying investments shrunk as stock prices rallied across the board. As we wrote in our 3Q letter, we were uniquely close on multiple new investments (six were fully vetted on our on-deck list going into 4Q) and expected to be putting that cash to work. While we were able to initiate two new partial positions - in Summit Materials and Everest RE - prices rallied too quickly for us to put enough to work to mute the cash dampening of relative returns. Additionally, we were working to increase our position in ESRT when the great vaccine news hit in 4Q and caused the stock to almost double before we received a waiver to buy more shares. We have owned both cement and aggregates business Summit and reinsurance underwriter Everest Re before and were excited to have the opportunity to partner with the world class management teams at these high quality businesses once again. However, after only getting a small partial position in Summit, we decided to sell it as the stock appreciated 39% in a short period. We continue to monitor the company closely and hope that we will have another opportunity to own the business. We also sold our position in Univar in the fourth quarter. We made a profit on this investment, but we became increasingly disappointed in its qualitative aspects as the year progressed and decided to move on.
We ended the year with 20% cash, which we view as dry powder that will allow us to be a liquidity provider when new opportunities qualify. While we are not currently “pounding the table” on the opportunity set today, given the elevated cash, we believe that cash position will look very different in the near term. As the last quarter showed, things can change quickly in small-cap world. It was always unlikely that we would be able to initiate all six on-deck companies and increase ESRT within a single quarter, but there is an unusually large gap between our expectations of being able to initiate say, half the positions, putting 15-20% of the cash to work, vs. ending the quarter with one sub-5% position in Everest RE. We point to other recent, non-COVID bursts when we have bought multiple great businesses we’d been watching for years, like our second half 2018 period that brought in Lazard, Potlatch, GCI Liberty and Summit, all of which were positive additions to the portfolio. We believe we could see a similar opportunity in 2021.
Southeastern Updates
We have focused on safety for our employees and communities while adapting to the new way of getting work done from home in 2020. We will likely all be together again in the office at some point in 2021, but longer term we will also embrace a more flexible work setup. From a research perspective, our global network built over the last 45+ years was a distinct competitive advantage this year, as travel and in-person meetings quickly ceased in March. We have a well-established dialogue with our existing investee management teams, as well as with those at many competitors to our portfolio holdings and new potential investment opportunities that we reviewed in the year. Past investees and current clients have also helped our research in many ways. We have been able to maintain our constructively engaged approach without disruption and, in many cases, deepened these relationships and expanded our topics of engagement throughout the year.
Environmental, social and governance (ESG) factors have always been important to us - both as we assess our “Business, People, Price” criteria for any new investments and as we review our businesses and engage with management teams for our existing holdings. In the last year, we have taken steps to formalize our approach to how we incorporate ESG into our investment process. We established an ESG team, with representation from the Research and Client Relations and Communications teams, which reports directly to CEO and Head of Research Ross Glotzbach. While each research analyst is ultimately responsible for each name under coverage, the ESG team is involved in ongoing oversight of the incorporation of ESG matters into our investment process and client reporting, as well as our day-to-day business operations. We have formally incorporated a section on ESG analysis into our research reports. This analysis details how the company rates on ESG factors, including how the reality compares to the market’s perception of these issues, as well as areas where we might seek to engage with management to improve the company’s footprint. We recently signed on MSCI ESG Rating as a third party data provider to help quantify ESG-specific metrics. We have found this to be a useful supplement to our in-house, bottom-up analysis that draws upon our extensive global resources and network to gain a more comprehensive picture, but just like our long history of proxy voting where we review ISS recommendations but make our own decision, we will never outsource something this important. At the start of the year, we became signatories to the United Nationssupported Principles for Responsible Investing (UNPRI), as well as to Climate Action 100+ (CA100), an investor-led initiative that is supported by PRI and is focused on actively engaging with management teams that are in a position to help drive longterm, global progress in the fight against climate change. We are specifically engaging with GE through CA100 and have had several productive discussions with the company, as well as our fellow CA100 signatories, and we were pleased to see GE’s recent commitment to carbon neutrality by 2030. We have also been heartened to see the steps that our companies across all our portfolios are taking to give back and support the fight against COVID - whether through producing PPE for healthcare workers, supporting their own employees through enhanced safety plans to ensure critical services continue uninterrupted and/or raising and donating funds to local food banks and other charities that directly support the most vulnerable community members.
In 3Q, we seeded a new European investment strategy with internal capital to address the growing opportunity in Europe to engage with companies and key stakeholders to enhance and realize value. Josh Shores and John Woodman are Co-Portfolio Managers of the strategy, and we anticipate that the strategy will, over time, expand the opportunity set for our Non-US and Global strategies and deepen our global network, which supports all our investment mandates.
Finally, Andy McCarroll (General Counsel, at Southeastern since 1998) and Gwin Myerberg (Global Head of Client Relations and Communications, at Southeastern since 2008) joined Southeastern’s Board of Directors. The Board supports Ross Glotzbach in his role as CEO and works closely with department heads to coordinate management functions across all key areas of the organization, to set the strategy and goals for the firm and to ensure we always stick to the guiding principles that define our unique culture. We are excited to add Andy’s and Gwin’s experience and insight to this important role.
Outlook
What a year. We’re all tired of the same clichés by now so will wrap it up. We believe we own great individual investments that combine to create a portfolio that looks dramatically different than the index. It’s time for that to work, not because we are owed anything, but because of simple math and an increasing lack of competition doing sensible things that have worked for most decades of recorded history, but have never felt harder to do after a year like this on top of a rough 10+ years before. We will continue to treat your capital as if it were our own and to stick to our time-tested investment discipline, even when it feels difficult to do so. We thank you for your partnership and are looking forward to 2021.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/1989
Small-Cap Fund	4.14%	8.87%	10.19%	9.65%	10.46%
Russell 2000 Index	19.96	13.26	11.20	8.74	9.84
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Small-Cap Fund is 0.93%. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Performance Summary (Unaudited)
Small-Cap Fund
Portfolio Holdings at December 31, 2020
		Net Assets
Investments		79.6%
Lumen Technologies, Inc.	10.7
Eastman Kodak Company	10.4
CNX Resources Corporation	7.5
Empire State Realty Trust, Inc.	6.6
Mattel, Inc.	6.2
Realogy Holdings Corp.	6.1
Hyatt Hotels Corporation	4.9
Lazard Ltd	4.9
LANXESS AG	4.9
Graham Holdings Company	4.8
Everest Re Group, Ltd.	4.2
PotlatchDeltic Corporation	3.7
Liberty Braves Group	3.5
Liberty Media Formula One	1.2
Cash Reserves Net of Other Assets and Liabilities		20.4
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through December 31, 2020
New Holdings	Quarter
Empire State Realty Trust, Inc.	1Q
Everest Re Group, Ltd.	3Q
Hyatt Hotels Corporation	1Q
LANXESS AG	1Q
Liberty Braves Group	3Q
Summit Materials, Inc.	3Q
Univar Solutions Inc.	1Q

Eliminations
Dillard's Inc.	2Q
Enerpac Tool Group	2Q
GCI Liberty, Inc.	3Q
Neiman Marcus Group LTD LLC	2Q
OCI N.V.	2Q
Park Hotels & Resorts Inc.	2Q
Summit Materials, Inc.	4Q
Univar Solutions Inc.	4Q
ViaSat, Inc.	3Q

Portfolio of Investments
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Capital Markets
Lazard Ltd - Class A(a)	2,146,464	$ 90,795,427	4.9%
Chemicals
LANXESS AG (Germany)	1,166,974	89,472,776	4.9
Diversified Consumer Services
Graham Holdings Company - Class B(b)	165,499	88,273,857	4.8
Diversified Telecommunication Services
Lumen Technologies, Inc.	20,087,976	195,857,766	10.7
Entertainment
Liberty Braves Group - Series C*	2,562,776	63,761,867	3.5
Liberty Media Formula One - Class A*	576,801	21,912,670	1.2
		85,674,537	4.7
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	1,223,261	90,827,129	4.9
Insurance
Everest Re Group, Ltd.	329,954	77,238,932	4.2
Leisure Products
Mattel, Inc.*	6,539,899	114,121,238	6.2
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	12,751,607	137,717,356	7.5
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	12,991,530	121,081,060	6.6
PotlatchDeltic Corporation(b)	1,361,828	68,118,636	3.7
		189,199,696	10.3
Real Estate Management & Development
Realogy Holdings Corp.*(b)	8,604,368	112,889,308	6.1
Total Common Stocks (Cost $1,226,826,507)		1,272,068,022	69.2
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series A 5.50%(c)(d)(e) (Cost $186,430,000)	1,864,300	190,717,890	10.4
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/20, due 01/04/21, Repurchase price $372,103,000 (Collateral: $379,545,155 U.S. Treasury Bonds, 0.375% - 0.625% due 12/31/25 to 1/15/26, Par $365,965,800) (Cost $372,103,000)	372,103,000	372,103,000	20.3
Total Investments (Cost $1,785,359,507)		1,834,888,912	99.9
Other Assets (Liabilities), Net		1,829,691	0.1
Net Assets		$ 1,836,718,603	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Controlled investment during the period. See Note 6.
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
See Notes to Financial Statements.

(e)	These shares were acquired directly from the issuer in a private placement on November 7, 2016 with a total cost at December 31, 2020 of $186,430,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2).
Note: Non-U.S. Companies represent 4.9% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund reported a strong fourth quarter, returning 22.73% and outpacing the MSCI EAFE Index’s 16.05%. The Fund ended the year with a 1.22% decline, a disappointing absolute and relative performance outcome versus the Index’s 7.82%. 2020 performance was a tale of two halves, with the first half overwhelmingly driven by COVID-19 fear and stock price volatility. Our 3Q letter highlighted the tightly “coiled spring” nature of the portfolio at the end of September. Indeed, the beginnings of that uncoiling resulted in the strong recovery, as many of the same stocks that hurt the most in the first half drove the outperformance in the second. In both periods and for the full year, our overweight to Hong Kong (and the relative underperformance of our holdings there) was the largest single relative detractor. Currency was a tailwind for the year, as the remarkable dollar strength of the last decade finally started to reverse, but the index benefitted more from this tailwind given its larger Japanese yen weighting, as the yen appreciated 5% against the US dollar. For all the volatility and drama of 2020, the Fund’s net asset value (NAV) ended up almost where we started. We believe the steps we took to improve the portfolio over the course of the year have left it well positioned, and we think there are substantial "coiled springs" left to to deliver strong future performance.
Performance Review
The largest absolute and relative detractor for the year remains our exposure to Hong Kong listed businesses. As we discussed in detail in our 3Q letter, Hong Kong has stood out as a relative performance laggard this year. It has faced continued tensions between the US and China, social instability from increasing Chinese control over the territory, COVID-related lockdowns and border closures in 2020. Technology and Biotech companies that operate mostly in mainland China − which recovered first from COVID − outperformed older economy sectors within the Hang Seng index. Utilities, Banks and Properties (where we are invested) underperformed, as they were most affected by the closure of borders to Mainland Chinese visitors and lockdowns.
Even in the face of the difficult and worsening environment over the last two years, our confidence in the four Hong Kong listed businesses that we own (the two largest of which, Melco International and CK Hutchison, are discussed in more detail below) has remained strong. In each case, we have management teams that think and act like owners doing all that they can to get the underlying value of their businesses recognized by the market. We believe insider buying and share repurchases led by proven capital allocators we respect are a good indicator of our portfolio's attractiveness. 2020 marked a year where we saw both of these utilized in a significant manner.
The Li family, the largest shareholder of CK Asset and CK Hutchison, spent close to $550 million in the last 18 months buying shares of the two companies. In November, CK Hutchison agreed to sell its European telecom tower network for €10 billion, worth 31x EBITDA (earnings before interest, taxes depreciation, and amortization), equating to almost 43% of the market capitalization of CK Hutchison. The first tranche of the transaction closed in December, and we expect the company to use some of the €2.1 billion of proceeds for value-accretive share repurchases. Management took advantage of the harsh energy environment and merged oil business Husky Energy with Cenovus Energy to create an integrated Canadian oil and natural gas company with substantial synergies in the fourth quarter. Furthermore, in December, CK Hutchison entered into a Memorandum of Understanding with Ooredoo to merge its Indonesian mobile telecom businesses. We believe CK Hutchison will continue to explore opportunities to consolidate the telecom industry in Europe to achieve scale synergies.
Lawrence Ho, Melco's Chairman and CEO spent over $60 million year to date (YTD) buying shares personally in Melco International. The Macau operating environment was extremely challenging for Melco and its peers, with industry gross gaming revenue (GGR) declining between 90-97% year-over-year in the second and third quarters. With travel restrictions between Macau and Mainland China beginning to ease in midAugust, we started to see a gradual recovery of Macau visitation and GGR. In the most recent quarter, the company reported lower than expected EBITDA losses, driven by further cost reductions, market share gains and better luck. Melco cut its daily operating costs by over 40% in just a few months, further lowering its cash breakeven point. This improvement was driven by prudent cost-cutting and a favorable mix shift towards higher-margin mass market business. We believe the availability of vaccines, further easing of travel restrictions and customer confidence recovery will help drive a sustained recovery in Macau. We expect Melco will emerge stronger post-COVID given Lawrence Ho and his team's strong execution and the company's solid position in the premium mass segment.
We believe the heavily value-oriented nature of our Hong Kong and Macau investments will benefit from the re-opening of borders, relaxation of lockdowns and any shift away from the past decade's growth mania.
Hong Kong’s Hang Seng Index’s -0.46% return for the year starkly contrasted with particularly strong performance in Mainland China, with the CSI 300 index up 30%. China was the largest positive contributing country in our portfolio for the year. While this may sound surprising for a value manager performance was driven by our investments in Chinese internet companies Baidu and Tencent (via the holding company Prosus). Baidu was first purchased in 2015, when its share price was highly discounted. Even after returning over 70% this year, the company trades at an attractive discount to its growing appraisal value and offers significant upside from here. We believe that its core search and newsfeed business is trading at an attractive 10x free cash flow.
Baidu stands out not just for its stock price performance but also for management's value-accretive actions in the last quarter. Not only did Baidu increase their buyback program from one billion to three billion dollars in August, but it further increased it to $4.5 billion in December. Operationally, the adjusted EBITDA margin for Baidu's core advertising business continued to expand, and its adjusted EBITDA grew 31% yearover-year in the third quarter. Baidu also agreed to acquire YY, JOYY's China live streaming business, at an attractive 8x earnings. YY is the pioneer in Chinese live streaming. YY has the business and technological know-how, but lacks new user growth. YY offers Baidu immediate operational experience in operating a large live video community and has many performers on the platform. YY has 10x more performers on its platform than Baidu has, but Baidu has 10x more users on Baidu's ecosystem platform. We expect synergies to be significant, and YY to increase Baidu's monetization of its massive user base. Furthermore, Baidu is progressing with monetizing and accelerating their Apollo automotive artificial intelligence program and established a joint venture with Zhejiang Geely Holding Group to produce intelligent electric vehicles.
We took advantage of 1Q volatility in Asian markets to purchase Prosus after South African company Naspers spun out its 31% stake in Tencent in September 2019 into a Netherlands-listed holding company. We had long admired Tencent but never could get comfortable with the shareholder-unfriendly South African structure under Naspers. The years of work by multiple research team members across Asia, Europe and the US on Tencent, Naspers and Prosus eventually meant we were well prepared when the pandemic started and the Prosus share price dramatically decoupled from the underlying Tencent value. Today, the share price is up 51% from our initial investment but remains attractively valued. During the fourth quarter, the company announced a $5 billion program to repurchase shares and acquire discounted shares of its parent, Naspers. Prosus is among the Fund’s largest positions, reflecting our conviction in this high-quality, well-managed business.
Lessons from COVID
COVID taught us all many lessons this year. We admit that we may have been too complacent in the face of pandemic risk early on, as our insight from our team in Asia (where the virus has largely been successfully mitigated, in contrast to most other countries around the world) and our collective experience with SARS (which was an opportunity for the Fund), Bird Flu (which we studied extensively when we owned Yum Brands and Yum China) and Ebola (which impacted Vivendi’s African operations) gave us false confidence that pandemic fears were overblown. But this time really was different, and once we recognized COVID as the once-in-a-century event that it is, we acted quickly and prudently to re-underwrite our holdings and adjust the portfolio accordingly.
In the first half, we sold three companies where our long-term appraisal values were permanently impaired in the face of COVID or the people situation had deteriorated: C&C Group, Bolloré and OCI. We improved the portfolio with new positions in Glanbia, Prosus, Accor, Applus and Jollibee, and added to several existing companies whose share prices were negatively impacted in the short term, including Richemont, Melco International, Millicom, Fairfax and Gruma. With the exception of Melco, which is discussed further below, these companies all rebounded in the second half and offer significant further upside from here. We also held on to some first half detractors that took a near-term negative COVID-related value hit, but where we see meaningful potential upside. These have had mixed share price success thus far, with Baidu and Lanxess both among top performers for the year, compared to CK Hutchison and CK Asset, which had muted second half returns and remain top detractors for the year but offer significant potential upside from these discounted levels. While the portfolio decisions discussed above impacted absolute and relative performance in the short term, we believe they have positioned us for stronger performance in the years ahead.
Market Review
Long-time investors in this Fund well know that we do not define “value” as a factor or low multiple, such as headline price to earnings (P/E) or low price-to-book, though these metrics may correlate with the assessments of value we favor. Rather, we define value as an adequate margin of safety relative to our internal, conservatively calculated intrinsic value for a business. A key factor in our discounted cash flow (DCF) math is the discount rate. Some commentators, particularly in the US, defend elevated stock market valuations with an appeal to low interest rates and the influence a risk-free rate approaching zero has on a capital asset pricing model (CAPM) generated cost of capital. The slippery slope of slashing discount rates brings a temporary high by inflating the value of a business, but the hangover of pulling future value accretion into the present is hard to avoid. The hard truth of the math dictates that high multiples translate into low future returns for overpriced assets. Our absolute return goal of inflation plus 10% does not leave much room for a 5% discount rate. Consider a long duration asset with no cash flow for 19 years and a $20 payout in year 20. Reducing the discount rate from 10% to 5% increases the present value by 154%. This math may be a significant factor in 2020 market performance as the time value of money matters less in a low discount rate world. This is a one-time gain setting up a low return future, or a reckoning. The $20 payout 20 years in the future suffers significantly when the discount rate moves from 5% to 10% with a 61% drop in present value.
While there are some Non-US examples of the extreme overvaluation that results from this bending of the math, the effect is more muted outside of the S&P 500. Long duration assets, whether long-dated bonds or fast compounding tech companies that typically have 100% of their value in the terminal value (free cash flow in the explicit forecast period is negative or negligible) — have been the biggest beneficiaries over the past decade. We have written at length in the last few years about the Growth outperforming Value, US outperforming all other markets and ever-stronger US dollar (USD) themes that have dominated the market narrative for the last decade+. The extraordinary 12-year+ bull market in US equities has now compounded to a 14.98% annualized total return (with dividends reinvested into the S&P 500 Index), while the MSCI EAFE Index has generated 7.67% annualized over that same period. These backward-looking returns make it easy for investors to forget that the prior decade ending in 2008 saw Non-US markets handily outpace US markets by 218 basis points (annualized).
Although the US large-cap growth trend continued for the first nine months in 2020, we believe this dynamic is finally near a breaking point and that Non-US value, in particular, is primed to outperform. The overly strong US dollar trend has started to revert with the US Dollar Index down -6.7% for the year. However, it is still rich with plenty of room to be a tailwind. Non-US markets continue to be relatively cheap, paced by continued geopolitical (and virus) uncertainty within emerging markets broadly, as well as the UK in a post-Brexit world. Using the 10-2 Treasury Yield Spread as a proxy for yield curve steepness, the chart below shows that historically a steepening yield curve has been positive for value relative to growth, perhaps reflecting the time value of money dynamic referenced above. This reversal might already have begun in the fourth quarter.
Contributors/Detractors
(2020 Investment return, 2020 Fund contribution; Q4 Investment return, Q4 Fund contribution)
Prosus (54%, 2.95%; 17%, 1.13%), a global consumer internet group, was the top contributor for the year. Tencent, in which Prosus owns a 31% stake, representing the majority of its appraisal, demonstrated significant resilience this year, even during the pandemic. Online advertising, gaming and cloud all grew revenue strongly year-overyear and improved their market position. Tencent’s investment portfolios, which include companies such as JD.com, Sea Ltd and others, also delivered outstanding share price appreciation in the year. Tencent has been a great investment for Prosus/Naspers, resulting in a portfolio IRR of 37% since FY2002. What is less known is, even excluding Tencent, the rest of the portfolio still achieved 18% IRR in the same period. We believe Prosus is still undervalued today. Its stake in Tencent at the market price is more than the entire market capitalization of Prosus, meaning the market gives no credit for its group of unlisted businesses, which have strong growth prospects and dominant positions in their respective geographies. Prosus management is well aligned and has a history of taking decisive action to unlock the value. They have worked to improve disclosure on the valuable businesses outside of Tencent and also announced a $5 billion share buyback program for Prosus and Naspers shares at advantageous prices.
Baidu (71%, 2.72%; 70%, 3.03%), the dominant online search business in China, was a top contributor in the fourth quarter and for the year. Baidu's search advertising business was negatively affected by the pandemic this year. While the lockdown increased users' time spent online and brought more traffic to the platform, it also hurt advertisers' budgets, as companies cut costs in a difficult environment. As China began to see success in controlling the pandemic, there was a robust sequential recovery in Baidu's business. Baidu delivered margin expansion, benefiting from both positive mix change and more disciplined return on investment-driven spending. The nonadvertising business also made progress in the year. In September, Baidu raised equity financing for its DuerOS smart speaker business at a valuation of RMB 20 billion. In November, Baidu opened Apollo Go robotaxi services in Beijing, the third city in China where passengers can call a robotaxi from Baidu Maps. Baidu announced its intention to acquire JOYY's live streaming business in China. JOYY, the pioneer and leading live streaming platform in China, would strengthen Baidu's live streaming operation and expand the non-advertising offerings in its ecosystem.
Accor (34%, 1.40%; 29%, 1.47%), the French hospitality company, was a top contributor in the year after we purchased the company in 2Q. Leisure businesses rallied in early November on positive vaccine effectiveness data and with the prospect of roll-outs on the horizon. Part of our investment thesis for Accor relates to the company’s undervalued associate earnings, which management took steps to simplify in late November. In buying out the remaining 50% minority of SBE (Mondrain, Delano, SLS) for $300 million, while selling off the remaining property and launching a new lifestyle joint venture with Ennismore (Gleneagles, Hoxton) of which Accor will own a majority, the related associate earnings will now be consolidated. This new company will be entirely asset-light with the owned and leased assets sold, allowing Accor to deconsolidate $52 million of lease debt from the balance sheet. Lifestyle is one of the fastest growing segments of the hospitality sector and is typically higher margin, so consolidating it gives Accor better control and should enable faster growth. It is only 5% of Accor’s current revenue but 25% of the pipeline. The combined entity has 73 hotels under 12 brands, but impressively 110 confirmed projects in the pipeline and another 70 under discussion. Accor has stated it expects €100 million EBITDA from this division in 4-5 years. We continue to like Accor as an operationally-leveraged play on a post-COVID tourism travel recovery with particularly strong growth prospects in upscale/luxury segments in Asia. Accor has one of the strongest balance sheets in the industry, with €4 billion of liquidity. The pandemic has accelerate the push to an assetlight model and enabled more aggressive structural cost reductions to drive a rapid earnings recovery once travel restrictions ease. The management team has a strong focus on shareholder value creation, and we believe a re-rating towards asset-light peers is possible as the new structure becomes better appreciated.
EXOR (5%, 0.35%; 49%, 4.06%), the European holding company of the Agnelli family, was the top contributor in the fourth quarter, rallying 49% to take its YTD returns into positive territory after a challenging first half. During the quarter, the market started to price in the previously announced Fiat Chrysler (FCA) and PSA (the owner of Peugeot) merger, which is scheduled to complete in January 2021. This great move will create the world’s third largest carmaker by vehicle sales. Additionally, CNH, the agriculture machinery business, produced strong 2Q and 3Q results that far exceeded market consensus and management’s prior conservative outlook. The company made significant progress in lowering its channel inventory and meaningfully improving free cash flow. It also announced that Scott Wine will join the company as CEO after a successful run at Polaris. Meanwhile, EXOR’s reinsurance underwriter holding PartnerRe has performed well in a tough year and is positioned to take advantage of hardening insurance prices. We believe this business will ultimately be worth more than the $9 billion price offered early in 2020 by Covéa. While the later attempts by Covéa to renegotiate those terms ultimately resulted in the deal being cancelled, the consolation prize of Covéa investing €1.5 billion in EXOR and PartnerRe goes a long way to repairing any lingering impact. We believe the €750 million being invested in PartnerRe’s third-party capital business will provide the momentum needed to build a robust third-party insurance capital management business. Ferrari, which comprises approximately one-fifth of EXOR’s NAV, sailed through the pandemic unscathed, further demonstrating the value of this luxury brand.
C&C Group (-60%, -3.27%; --, --), the Irish cider, beer and soft drinks company, was the largest detractor for the year. After being a top contributor in 2019, our outlook for the business and view on the people changed entirely in a short two-month period. First the much-admired CEO, Stephen Glancey, surprised everyone by retiring in February, after overseeing an 11-year annual return of 17.6% for his tenure as a top executive of the company. This track record is near the top of the list for European executives over that time frame. Glancey was a key part of our case, and we put in the order to sell half our position when the announcement was made and began revisiting our business case. Unfortunately, the pandemic exploded onto Europe over the next weeks with a uniquely devastating impact on C&C’s business model, as all pubs across C&C’s markets in Ireland, England, Scotland and Wales were closed. Given the operating and financial leverage of the company (financial debt levels were healthy, but the business has heavy working capital exposures that became de facto debt in such a sudden downturn), our assessment of intrinsic value was heavily impacted. The change in management, coupled with the rapid shift in business environment completely changed our thesis leading to a full exit and re-allocation of that capital to more attractive opportunities.
Melco International (-31%, -2.48%; 10%, 0.70%), the Asian casino and resort holding company, was also a top detractor for the year. Its Macau operating subsidiary Melco Resorts (MLCO) was off to a strong start in the beginning of 2020 but both Macau visitation and gross gaming revenue (GGR) collapsed around Chinese New Year on the back of the COVID-19 outbreak and travel restrictions. The operating environment was extremely challenging for MLCO and its peers, with industry GGR declining between 90-97% year-over-year in the second and third quarters. With the travel restrictions between Macau and Mainland China beginning to ease in mid-August, we have begun to see a gradual recovery of Macau visitation and GGR. In October, MLCO reached 35% of 2019 GGR levels. In the most recent quarter, the company reported lower than expected EBITDA losses, driven by further cost reductions, market share gains and better luck. MLCO cut its daily operating costs by over 40% in just a few months, and it now expects to reach property EBITDA breakeven when GGR reaches mid-to-high 20% of historical levels, which is further improvement from the previous guidance of 30-35%. This improvement has been driven by prudent cost cutting, as well as mix shifts towards the higher margin mass segment. We are monitoring the anti-overseas and anti-online gambling measures which have impacted VIP market recovery, but this represents a very small portion of MLCO’s business. These measures so far have not impacted premium mass market, where MCLO is more exposed. Management believes that the measures will in fact be positive for Macau in the long run. We believe the availability of vaccines, further easing of travel restrictions and recovery of customer confidence for travelling will help drive a sustained recovery in Macau. We are not expecting a V-shape recovery any time soon, but we believe the long-term fundamental attractiveness of Macau gaming business is intact. We expect MLCO will emerge stronger post-COVID given Lawrence Ho and his team’s strong execution and the company’s solid position in the premium mass segment.
Bolloré (-22%, -2.04%; --, --), the French holding company, was a detractor on the back of COVID-related impact to its African businesses. While the shares remain discounted, the positive developments we had hoped to see when investing in the company had stalled. This disappointment, plus the COVID impact, caused us to exit the holding in the second quarter and re-allocate to more attractive opportunities.
CK Hutchison (-23%, -2.02%; 15%, 0.53%), a conglomerate of telecommunications, health & beauty, infrastructure, global ports and energy, was also a detractor. The company’s Oil and Retail businesses were severely impacted by COVID in the first half of the year. Taking advantage of the tough environment, management merged oil business Husky Energy with Cenovus Energy to create a new integrated Canadian oil and natural gas company with tremendous synergies. Within Retail, Watson stores have seen traffic recovery after cities unlocked, and profits are expected to grow yearover-year in the second half. While global Port total volume declined in 2020, CK Hutchison’s ports outperformed relative to its peers, given its hub locations in Europe and Asia. The Telecom division is the least impacted in the current environment, as lockdowns and work from home have resulted in improvement in business volume and asset utilization. In November, the company reached an agreement with Cellnex to sell its telecom tower assets for €10 billion, well above our expectation and nearly half of CK Hutchison’s market cap. The deal would materially strengthen CK Hutchison’s balance sheet by reducing net debt. We are greatly encouraged that the board stated its plans to allocate a portion of the proceeds to share buybacks, which would increase the value per share for all shareholders. In another potentially value-accretive market consolidation opportunity, CK Hutchison entered into a Memorandum of Understanding in December to discuss merging its telecom business in Indonesia with Indosat.
Portfolio Activity
2020 was a busy year for the team, as we added five new investments and increased our position in an additional five discounted holdings in the year. The new positions are a mix of recycles (companies we have successfully invested in before) with Accor and Applus, and new investments with Prosus, Glanbia and Jollibee. This mix is a healthy output of a broad and deeply experienced team. We have a long list of companies on the wish list but are continually learning about new companies and opportunities as they develop and were able to act quickly to take advantage of stock price volatility in the first three quarters. Although we made no new investments in the fourth quarter, we added opportunistically to Gruma at a discount and trimmed multiple positions as prices appreciated. The portfolio remained essentially fully invested throughout the year, with the sale of C&C, Bollore and OCI in the first half and active trimming of several strong performers throughout the course of the year providing funding for the new positions.
Southeastern Updates
We have focused on safety for our employees and communities while adapting to the new way of getting work done from home in 2020. We will likely all be together again in the office at some point in 2021, but longer term we will also embrace a more flexible work setup. From a research perspective, our global network built over the last 45+ years was a distinct competitive advantage this year, as travel and in-person meetings quickly ceased in March. We have a well-established dialogue with our existing investee management teams, as well as with those at many competitors to our portfolio holdings and new potential investment opportunities that we reviewed in the year. Past investees and current clients have also helped our research in many ways. We have been able to maintain our constructively engaged approach without disruption and, in many cases, deepened these relationships and expanded our topics of engagement throughout the year.
Environmental, social and governance (ESG) factors have always been important to us - both as we assess our “Business, People, Price” criteria for any new investments and as we review our businesses and engage with management teams for our existing holdings. In the last year, we have taken steps to formalize our approach to how we incorporate ESG into our investment process. We established an ESG team, with representation from the Research and Client Relations and Communications teams, which reports directly to CEO and Head of Research Ross Glotzbach. While each research analyst is ultimately responsible for each name under coverage, the ESG team is involved in ongoing oversight of the incorporation of ESG matters into our investment process and client reporting, as well as our day-to-day business operations. We have formally incorporated a section on ESG analysis into our research reports. This analysis details how the company rates on ESG factors, including how the reality compares to the market’s perception of these issues, as well as areas where we might seek to engage with management to improve the company’s footprint. We recently signed on MSCI ESG Rating as a third party data provider to help quantify ESG-specific metrics. We have found this to be a useful supplement to our in-house, bottom-up analysis that draws upon our extensive global resources and network to gain a more comprehensive picture, but just like our long history of proxy voting where we review ISS recommendations but make our own decision, we will never outsource something this important. At the start of the year, we became signatories to the United Nationssupported Principles for Responsible Investing (UNPRI), as well as to Climate Action 100+ (CA100), an investor-led initiative that is supported by PRI and is focused on actively engaging with management teams that are in a position to help drive longterm, global progress in the fight against climate change. We are specifically engaging with GE through CA100 and have had several productive discussions with the company, as well as our fellow CA100 signatories, and we were pleased to see GE’s recent commitment to carbon neutrality by 2030. We have also been heartened to see the steps that our companies across all our portfolios are taking to give back and support the fight against COVID - whether through producing PPE for healthcare workers, supporting their own employees through enhanced safety plans to ensure critical services continue uninterrupted and/or raising and donating funds to local food banks and other charities that directly support the most vulnerable community members.
In 3Q, we seeded a new European investment strategy with internal capital to address the growing opportunity in Europe to engage with companies and key stakeholders to enhance and realize value. Josh Shores and John Woodman are Co-Portfolio Managers of the strategy, and we anticipate that the strategy will, over time, expand the opportunity set for our Non-US and Global strategies and deepen our global network, which supports all our investment mandates.
Finally, Andy McCarroll (General Counsel, at Southeastern since 1998) and Gwin Myerberg (Global Head of Client Relations and Communications, at Southeastern since 2008) joined Southeastern’s Board of Directors. The Board supports Ross Glotzbach in his role as CEO and works closely with department heads to coordinate management functions across all key areas of the organization, to set the strategy and goals for the firm and to ensure we always stick to the guiding principles that define our unique culture. We are excited to add Andy’s and Gwin’s experience and insight to this important role.

Outlook
The Fund remains fully invested, with less than 4% cash, and trades at an attractive discount with a price-to-value in the high-60s%. While the COVID-influenced whipsaws of 2020 continued to favor the momentum drivers of the last decade, we expect this could be the last gasp of the cycle. We believe non-US, non-US dollar, undervalued companies are set to outperform from here. Despite a challenging year and disappointing relative last two years, over a five-year time horizon (which we believe is the minimum to judge effectiveness in today’s markets), the Fund has returned 53.52% on a cumulative basis vs. the MSCI EAFE Index’s 43.22% return and more than double the EAFE Value Index’s total return of only 22.87%. We believe the Fund can outperform over the next five+ years. We wish you all the best for a safe and healthy New Year and thank you for your continued faith, trust and partnership.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/1998
International Fund	-1.22%	8.95%	4.08%	5.22%	7.25%
MSCI EAFE Index	7.82	7.45	5.51	4.50	4.88
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Portfolio Holdings at December 31, 2020
		Net Assets
Investments		95.7%
EXOR N.V.	9.9
Melco International Development Limited	6.3
Prosus N.V.	6.0
Domino's Pizza Group PLC	5.5
Accor S.A.	5.5
Compagnie Financiere Richemont SA (Common & Warrants)	5.2
Fairfax Financial Holdings Limited	5.0
Baidu, Inc. ADR	5.0
LANXESS AG	4.9
Lazard Ltd	4.9
Glanbia plc	4.8
LafargeHolcim Ltd	4.7
Millicom International Cellular S.A.	4.7
CK Hutchison Holdings Limited	4.5
Gruma, S.A.B. DE C.V.	4.1
CK Asset Holdings Limited	3.4
Applus Services, S.A.	3.2
Jollibee Foods Corporation	2.5
Great Eagle Holdings Limited	2.2
Becle, S.A.B. de C.V.	2.0
MinebeaMitsumi Inc.	1.4
Cash Reserves Net of Other Assets and Liabilities		4.3
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through December 31, 2020
New Holdings	Quarter
Accor S.A.	2Q
Applus Services, S.A.	2Q
Glanbia plc	1Q
Jollibee Foods Corporation	3Q
Prosus N.V.	1Q
Trip.com Group Limited ADR	2Q

Eliminations
Bollore	2Q
C&C Group plc	2Q
OCI N.V.	2Q
Trip.com Group Limited ADR	2Q

Portfolio of Investments
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Beverages
Becle, S.A.B. de C.V. (Mexico)	9,428,224	$ 23,736,979	2.0%
Capital Markets
Lazard Ltd - Class A(a) (United States)	1,351,492	57,168,112	4.9
Chemicals
LANXESS AG (Germany)	749,578	57,470,710	4.9
Construction Materials
LafargeHolcim Ltd (Switzerland)	1,010,480	55,118,322	4.7
Diversified Financial Services
EXOR N.V.(b) (Netherlands)	1,427,930	115,516,200	9.9
Food Products
Glanbia plc (Ireland)	4,427,538	56,144,401	4.8
Gruma, S.A.B. DE C.V. (Mexico)	3,950,586	47,084,624	4.1
		103,229,025	8.9
Hotels, Restaurants & Leisure
Accor S.A.* (France)	1,757,417	63,549,675	5.5
Domino's Pizza Group PLC(b)(c) (United Kingdom)	14,881,498	64,307,417	5.5
Jollibee Foods Corporation (Philippines)	7,231,880	29,395,254	2.5
Melco International Development Limited(b) (Hong Kong)	38,002,700	73,922,530	6.3
		231,174,876	19.8
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	7,501,500	52,348,761	4.5
Insurance
Fairfax Financial Holdings Limited (Canada)	171,409	58,422,338	5.0
Interactive Media & Services
Baidu, Inc. ADR* (China)	269,795	58,340,471	5.0
Internet & Direct Marketing Retail
Prosus N.V.(b) (Netherlands)	643,867	69,502,219	6.0
Machinery
MinebeaMitsumi Inc. (Japan)	803,500	15,936,933	1.4
Professional Services
Applus Services, S.A.* (Spain)	3,338,850	36,791,733	3.2
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,743,500	39,754,052	3.4
Great Eagle Holdings Limited (Hong Kong)	9,449,835	25,963,597	2.2
		65,717,649	5.6
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	655,644	59,306,418	5.1
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,399,073	55,060,994	4.7
Total Common Stocks (Cost $873,299,836)		1,114,841,740	95.6
Warrants

Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA Warrants , exercise price $75.68, 11/22/2023* (Switzerland) (Cost $0)	1,311,288	340,671	0.1
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 6/23/21, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $940,310)	133,000,000	159,600	0.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/20, due 01/04/21, Repurchase price $53,936,000 (Collateral: $55,014,792 U.S. Treasury Bond, 2.38% due 11/15/49, Par $46,853,400) (Cost $53,936,000)	53,936,000	$ 53,936,000	4.6%
Total Investments (Cost $928,176,146)		1,169,278,011	100.3
Other Assets (Liabilities), Net		(3,115,414)	(0.3)
Net Assets		$ 1,166,162,597	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	All or a portion of this security is restricted to cover the notional amount of forward currency contracts, total value $58,487,640.
(c)	Affiliated issuer during the period. See Note 6.

Forward Currency Contracts
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Loss
USD 15,442,849	RMB 109,891,314	State Street	3/17/21	$(1,369,815)
USD 43,043,285	RMB 287,744,362	State Street	12/15/21	$ (273,125)
				$ (1,642,940)
Currency Abbreviation:
RMB - Chinese Renminbi
USD - U.S. Dollar
Country Weightings
Net Assets
Hong Kong	16.4%
Netherlands	15.9
Switzerland	9.9
Mexico	6.1
United Kingdom	5.5
France	5.5
China	5.0
Canada	5.0
United States	4.9
Germany	4.9
Ireland	4.8
Sweden	4.7
Spain	3.2
Philippines	2.5
Japan	1.4
Cash & Other	4.3
100.0%
Regional Weightings

See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund added 17.46% in the fourth quarter, ahead of the MSCI World’s impressive 13.96% return. While this quarter’s strong performance took the Fund into positive territory in the year, the Fund’s 3.57% return for the year fell short of the Index’s 15.90%. 2020 performance was a tale of two halves, with the first half overwhelmingly driven by COVID-19 fear and stock price volatility. Many of the same stocks that hurt the most in the first half rebounded meaningfully to drive strong returns in the second half of the year. Almost every company in the portfolio was positive in 4Q, with three-quarters producing double-digit returns. In both periods and for the full year, our overweight to Hong Kong (and the relative underperformance of our holdings there) was the largest single relative and absolute detractor. The three Hong Kong-listed companies we own declined in the year, but we believe these businesses offer some of the most compelling future upside from today’s overly discounted prices. This exposure, together with the drag from our average 14% cash weighting, accounted for over 90% of the Fund’s relative underperformance for the year. The quick rally in the second half resulted in elevated cash, as we trimmed or sold top performers and had fewer new opportunities that qualified from a price perspective. Underperforming for what we do not own is frustrating, but we are confident that not looking like the index can drive strong, differentiated outperformance over the long run.
2020: A Year in Review
2020 has been a hard year that humanity would like to forget for a lot of reasons. From a stock market perspective, the first two months of the year felt like a continuation of the last decade+ of momentum-driven index returns in most global markets (with the notable exception of Asia, which was hit by COVID-19 at the start of the year). The historically-sudden market panic that unfolded across global markets in March happened so quickly, and the Fed and Treasury stepped in so fast, that reality never really sank in for a lot of investors in the stock and bond markets. This initial freeze might be best measured by a surprising lack of large exchange-traded fund (ETF) outflows in March and April, when there were actually billions of inflows that didn’t look all that different than the average month over the last several years. After the initial market panic subsided and most people found themselves working from home with a lot more time on their hands, the rest of the year saw momentum-chasing reach a whole new level, with what had been going up pre-March soaring to new heights. November 2020 saw the most US equity ETF inflows for any month over the last 10 years.
In our first quarter letter in April, we sounded a note of relative optimism with our view that the 1Q extremes would not last forever and that we could expect the market to begin discounting a more “normal” world by year-end. Yet markets turned much more quickly than we would have anticipated. As the year has gone on, we have witnessed and written extensively about the top-heavy S&P 500, the market’s lust for quality at any price driven by the “20/20 Club” of market favorites with 20%+ return on equity (ROE) and 20x+ price-to-earnings (P/E) ratios, SPACs (special purpose acquisition corporations), IPOs (initial public offerings) and even bitcoin (you know things are rolling when bitcoin gets into the conversation!). They are all materially higher now than when we first mentioned them in our 2Q and 3Q letters. This news might be discouraging in the short term, but we believe it is great for our prospective returns, especially on a relative basis, as we wrote in our “Why We Believe Value Will Work Again” piece in December. While “WWB” focused on US large cap, we include below an update on the most important table in the piece (with comparable global data), which highlights that we could see meaningful outperformance if we simply adjust 2022 P/E multiples to slightly more normal levels:

The market might already be turning towards value, as we noted in the piece and as shown in the chart below:
One thing that we would like to stress in anticipation of questions about this piece and the implied returns table in particular is that paying a low multiple does not automatically mean that you are buying something “low quality.” Nor is paying a low multiple a relic of the time before computers, and now all the advantage from this “strategy” has been competed away. There was plenty of computer-driven stock screening and trading in 2000 and even in 1987. We believe that paying a low multiple can actually be a great thing both qualitatively and quantitatively, as it means that you are getting a free shot at a brighter future than the market expects. Said another way, it lowers the bar for upside surprises that are hard to put into a spreadsheet. Look back to the 2010s, when we were able to buy at a discount great businesses like Colgate, Abbott Laboratories, adidas and McDonalds that are now once again consensus great. We have to try hard to remember how existential the market hate for those companies felt back then. The key when paying a low multiple is to pick a business with improving cash production over the long run and great partners allocating large amounts of free cash flow (FCF) from a position of balance sheet strength. We don’t need the FCF to be clearly reported today, either, as we are more than willing to invest in IT companies that are investing today through the income and cash flow statements to drive growth for tomorrow, as we did when we bought Alphabet when it traded temporarily at a deep enough discount in 2015. But price matters greatly, and the revenue multiples for many IT favorites today are off the charts vs. the past. Conversely, we don’t care about a big, readily-apparent FCF coupon today if it will be materially lower in the years to come. In the rare instances in the portfolio where there is “melting ice cube” risk like this, our management partners (helped along by our engagement) are making the right moves to allocate capital intelligently to lead to higher consolidated FCF/share in the years to come.
COVID taught us all many lessons. We admit that we may have been too complacent in the face of pandemic risk early on, as our insight from our team in Asia (where the virus has largely been successfully mitigated, in contrast to most other countries around the world) and our collective experience with SARS (which was an opportunity for our International Fund), Bird Flu (which we studied extensively when we owned Yum Brands, held in the Longleaf Partners Fund and Longleaf Partners International Fund, and Yum China) and Ebola (which impacted Vivendi’s African operations) gave us false confidence that pandemic fears were overblown. But this time really was different, and once we recognized COVID as the once-in-a-century event that it is, we acted quickly and prudently to re-underwrite our holdings and adjust the portfolio accordingly.
In the first half, we sold our remaining position in OCI, whose long-term appraisal value was permanently impaired in the face of COVID. We upgraded the portfolio with new positions in Prosus, Hyatt Hotels, DuPont, Accor and MGM Resorts, which have gone on to be top contributors for the year, and added to several existing companies whose share prices were negatively impacted in the short term, including GE, Millicom, Williams, LafargeHolcim, Fairfax, EXOR and Melco. With the exception of Melco, these companies all rebounded meaningfully in the second half and offer significant further upside from here. We also held on to some first half detractors that took a near-term negative COVID-related value hit, but where we see meaningful potential upside. These have had mixed share price success thus far, with FedEx among the top performers for the year after returning 90% in the second half, compared to Lumen and CK Hutchison, which had muted second half returns and remain top detractors for the year. The very encouraging news is that both are making moves that are within their control to get us paid sooner rather than later, and we discuss both in more detail below. While the portfolio decisions discussed above impacted absolute and relative performance in the short term, we believe they have positioned us for stronger performance in the years ahead.

New Risks
There are at least three areas like pandemic risk where the market has gotten more complacent, but hopefully we have not: inflation, regulation and taxes. The first order answer to inflation is what you would remember from Berkshire’s annual letters in the ‘70s & ‘80s – own great businesses with pricing power. We own a lot of those, but many investors riding “compounders” into the 25x+ P/E zone own great businesses too. The problem for those overvalued compounders is that a higher nominal discount rate can drive down multiples much more dramatically for these highflyers than for our investments that were already out of favor - e.g. the mid-high single-digit market P/E of 1982 as an extreme case that was hard for any company to escape. We already own a lot of single-digit and low double-digit P/Es that will grow their earnings in this world, but it’s a long way down to a more reasonable 20x (or lower) multiple for the 20/20 Club. On the flip side, for the value investors who own banks (which have been strong performers in 4Q 2020 on hopes for higher interest rates increasing near term earnings per share (EPS)), there could be pain to come. Inflation is historically much kinder to borrowers than lenders, and most banks are largely a bunch of illiquid loans set against more liquid (and less differentiated than ever, thanks to technology) deposits.
Regulation is also like inflation in that a lot of market participants today weren’t around when it mattered more. There’s always the comeback – “look at how well Standard Oil & AT&T’s descendants performed after their forced breakups.” We don’t dispute their subsequent performance, but both benefitted from more focus at their descendants leading to cost cuts and capital efficiency, plus they both rode respective waves of cars leading to increased oil demand and the still-growing demand for information helping all things telecom. It’s also important that the descendants of these two megas weren’t actually hit with major new regulations themselves post-breakup. So we would caution big tech, big healthcare and big bank bulls that if actual global bipartisan guns are turned on them as they continue to be broadly unpopular while also already being highly profitable, their next 10+ years could look more like those of IBM’s after the ‘70s, Microsoft’s after the ‘90s or, taking it further back, utilities’ after the ‘20s and railroads’ until deregulation in the 1980s. Additionally, emboldened regulators might still have some unfinished business from the Global Financial Crisis to make sure that big financial entities don’t get too big to fail again. This can’t be good for the profits of certain large companies, or maybe even for the whole concept of indexing, which comprises over 50% of most global markets when measured to include ETF’s and “closet indexers,” or so-called active managers with an active share of < 75%.
Tax rates have been declining in most countries for decades. While we missed owning many of the biggest winners from the Trump era tax cuts, corporate tax rates are not a lock to go higher this year or next. However, the US political landscape does look different in the wake of the election, and there is a lot more government revenue needed in the long run to pay the bill for the war on COVID. It increasingly feels like some investors view ETFs as a magical, no-tax alternative to mutual fund annual tax distributions. But there is no such thing as a (tax)-free lunch. A great article in Tax Notes last year titled the phenomenon well: “ETFs as Tax Dialysis Machines”. You can’t successfully only hold your winners and only sell your losers forever, even if watering the flowers instead of the weeds is a sound strategy if you trim the flowers when the time is right. With passive becoming a bigger part of the market, loopholes (does anyone really think that “creation and redemption baskets” are safe from the IRS forever?) that have benefitted ETFs will not stand forever, and if investors do ever rush for the ETF exits (again, March 2020 was too shockingly quick to really make this happen in a big way), things could get ugly on this front.
Contributors/Detractors
(2020 Investment return, 2020 Fund contribution; Q4 Investment return, Q4 Fund contribution)
FedEx (78%, 3.70%; 3%, 0.28%), the global logistics company, was the top contributor in 2020 after an outstanding year for the business that wasn’t simply the result of COVID, even if the company has been a strong beneficiary of the rapid societal changes driven by it. The share price returned over 85% in the last six months. Over the last quarter, Ground revenues increased 38%, while operating income grew 61%, despite another round of heavy investments weighing down margins temporarily into the single-digits. The company is indispensable for the United States’ e-commerce deliveries and is reaping the rewards of its investments in previous years to gear up for 7-day delivery. The Express segment is still benefitting from fewer passenger flights diminishing competing underbelly capacity. Despite the sharp appreciation, the stock trades at a reasonable mid-teens P/E multiple on forward earnings, and we expect the value to grow double-digits annually from here. FedEx has done its part to give back this year in the face of COVID. Since the onset of the pandemic, FedEx has delivered more than 55 kilotons of personal protective equipment, including more than two billion face masks, and more than 9,600 humanitarian aid shipments around the globe. More recently, FedEx was tapped to deliver the first wave of Pfizer-BioNTech vaccines across the US, and its infrastructure will be critical to successfully disseminating the vaccines.
Carrier (94%, 3.18%; --, --), the heating, ventilation and air conditioning (HVAC) and security company, was also a top performer for the year. We received shares at the end of March with Carrier’s spinoff from our long-time United Technologies holding, and bought more in April as it traded at less than half of our appraisal and a 7x trailing P/E against similar competitors that were trading at 13-17x. After the business rebounded faster than expected, we exited the position in July.
DuPont de Nemours (58%, 2.36%; 29%, 1.09%), the industrial conglomerate, contributed after we initiated a position in the company for the third time in our history in March. The share price rebounded quickly, and it was a top contributor in 2Q. The company will soon close a value accretive merger between its Nutrition business and International Flavors & Fragrances that will then lead to an intelligentlystructured split-off. The Safety & Construction and Transportation & Industrial segments partially rebounded due to their strength in personal protective equipment (PPE) and global auto builds, respectively.

Electronics & Imaging grew revenues 8% during the last quarter due to its exposure to semiconductors and 5G chips. Despite the industrial recession, CEO Ed Breen made excellent decisions to grow the value this year and improved both capital allocation and operations. Through its TyvekTogether program, DuPont partnered with multiple companies to produce and donate protective gowns for healthcare workers in the fight against COVID.
Prosus (49%, 2.17%; 17%, 0.91%), a global consumer internet group, was another top contributor for the year. Tencent, in which Prosus owns a 31% stake, representing the majority of its appraisal, demonstrated significant resilience this year, even during the pandemic. Online advertising, gaming and cloud all grew revenue strongly year-overyear and improved their market position. Tencent’s investment portfolios, which include companies such as JD.com, Sea Ltd and others, also delivered outstanding share price appreciation in the year. Tencent has been a great investment for Prosus/Naspers, resulting in a portfolio IRR (internal rate of return) of 37% since FY2002. What is less known is, even excluding Tencent, the rest of the portfolio still achieved 18% IRR in the same period. We believe Prosus is still undervalued today. Its stake in Tencent at the market price is more than the entire market capitalization of Prosus, meaning the market gives no credit for its group of unlisted businesses, which have strong growth prospects and dominant positions in their respective geographies. Prosus management is well aligned and has a history of taking decisive action to unlock the value. They have worked to improve disclosure on the valuable businesses outside of Tencent and also announced a US$5 billion share buyback program for Prosus and Naspers shares at advantageous prices.
CNX (22%, 1.57%; 14%, 0.58%), the natural gas company, was also a strong contributor, after having been noted in our 2019 year-end letter as a “problem child.” The company reported strong free-cash flow and earnings before interest rate, tax, depreciation and amortization (EBITDA) growth in the first half. In addition to its positive absolute performance, CNX has been a strong relative contributor versus the S&P 500 for which Energy was by far the worst performing sector in the year. In October, Bloomberg reported that Appalachian neighbor EQT approached CNX with a merger offer. CEO Nick DeIuliis and Chairman Will Thorndike are focused on their company’s value per share and will do the right thing for shareholders. CNX has the potential to both pay down debt with its hedged FCF and resume repurchases to grow FCF/share during an extreme energy bear market.
Williams (1%, 1.53%; 4%, 0.18%), the natural gas pipeline company, was a strong contributor for the year. Similar to CNX, Williams was a strong absolute and relative performer in the portfolio. In the most recent quarter, EBITDA increased 4% quarterover-quarter and year-over-year, highlighting the value of these assets and consistency of their earnings. We began buying these assets at a discount in late 2019, as the market feared negative effects from customer bankruptcies and low natural gas prices, and then we added more in a totally irrational market panic in March, before its share price stabilized and rebounded significantly this year as it became clear that these worries would not impact the business’s FCF or long-term value per share. Williams is on track to generate 2021 EBITDA growth and FCF after all capex and dividends, but the share price does not yet reflect the quality of the business or the significant future upside from today’s level.
EXOR (5%, 0.20%; 49%, 3.84%), the European holding company of the Agnelli family, was the top contributor in the fourth quarter, rallying 49% to take its YTD returns into positive territory after a challenging first half. During the quarter, the market started to price in the previously announced Fiat Chrysler (FCA) and PSA (the owner of Peugeot) merger, which is scheduled to complete in January 2021. This great move will create the world’s third largest carmaker by vehicle sales. Additionally, CNH, the agriculture machinery business, produced strong 2Q and 3Q results that far exceeded market consensus and management’s prior conservative outlook. The company made significant progress in lowering its channel inventory and meaningfully improving FCF. It also announced that Scott Wine will join the company as CEO after a successful run at Polaris. Meanwhile, EXOR’s reinsurance underwriter holding PartnerRe has performed well in a tough year and is positioned to take advantage of hardening insurance prices. We believe this business will ultimately be worth more than the $9 billion price offered early in 2020 by Covéa. While the later attempts by Covéa to renegotiate those terms ultimately resulted in the deal being cancelled, the consolation prize of Covéa investing €1.5 billion in EXOR and PartnerRe goes a long way to repairing any lingering impact. We believe the €750 million being invested in PartnerRe’s third party capital business will provide the momentum needed to build a robust third party insurance capital management business. Ferrari, which comprises approximately one-fifth of EXOR’s NAV, sailed through the pandemic unscathed, further demonstrating the value of this luxury brand.
General Electric (GE) (-3%, -0.28%; 74%, 3.32%), the Aviation, Healthcare and Power conglomerate, was among the top two contributors in the fourth quarter after a very difficult first half. The company’s crown jewel Aviation business sells and maintains commercial and military jet engines. With air travel frozen, this year’s second quarter was its worst in over a century of operating history with a $680 million operating loss. 3Q revenues improved sequentially as some flights resumed but still declined 39% year-over-year. Yet GE Aviation earned a remarkable $356 million in the third quarter due to extreme cost discipline. With fewer expenses, the same world-class competitive position and favorable long-term air-travel growth prospects, Aviation should keep improving incrementally with the potential to emerge stronger than ever within several years. GE Healthcare revenues, excluding non-recurring ventilator sales for COVID treatment, also improved 3% year-over-year in an encouraging performance. GE also took steps to give back in 2020 by working to help develop thousands of ventilators to aid coronavirus patients. The stock has roughly doubled from its March low as business results improved, in large part due to CEO Larry Culp’s excellent management. Please stay tuned for the next episode of the Price-to-Value Podcast in which Vice-Chairman Staley Cates interviews Larry Culp on Lean manufacturing, GE’s culture, navigating COVID and his outlook for the business. The episode will air in January and will be available on our website at https://southeasternasset.com/podcasts/, as well as all major podcast streaming platforms.

Melco International (-31%, -2.66%; 10%, 0.53%), the Asian casino and resort holding company, was the top detractor for the year. Its Macau operating subsidiary Melco Resorts (MLCO) was off to a strong start in the beginning of the year, but both Macau visitation and gross gaming revenue (GGR) collapsed around Chinese New Year on the back of the COVID-19 outbreak and travel restrictions. The operating environment was extremely challenging for MLCO and its peers, with industry GGR declining between 90-97% year-over-year in the second and third quarters. With the travel restrictions between Macau and Mainland China beginning to ease in mid-August, we have begun to see a gradual recovery of Macau visitation and GGR. In October, MLCO reached 35% of 2019 GGR levels. In the most recent quarter, the company reported lower than expected EBITDA losses, driven by further cost reductions, market share gains and better luck. MLCO cut its daily operating costs by over 40% in just a few months, and it now expects to reach property EBITDA breakeven when GGR reaches mid-to-high 20% of historical levels, which is further improvement from the previous guidance of 30- 35%. This improvement has been driven by prudent cost cutting, as well as mix shifts towards the higher margin mass segment. We are monitoring the anti-overseas and anti-online gambling measures which have impacted VIP market recovery, but this represents a very small portion of MLCO’s business. These measures so far have not impacted premium mass market, where MCLO is more exposed. Management believes that the measures will in fact be positive for Macau in the long run. We believe the availability of vaccines, further easing of travel restrictions and recovery of customer confidence for travelling will help drive a sustained recovery in Macau. We are not expecting a V-shape recovery any time soon, but we believe the long-term fundamental attractiveness of Macau gaming business is intact. We expect MLCO will emerge stronger post-COVID given Lawrence Ho and his team’s strong execution and the company’s solid position in the premium mass segment.
Lumen (-19%, -2.40%; -1%, -0.08%), the fiber telecom company formerly named CenturyLink, was another top detractor for the year and the only (slight) detractor in the fourth quarter. During the last quarter, Enterprise fiber revenues grew 0.8% yearover-year, International and Global declined 2.6% and Small and Medium Business (SMB) shrunk 5.8% due to COVID repercussions. Yet margins slightly increased due to the strong cost controls of CEO Jeff Storey and CFO Neel Dev. Despite significant deleveraging over the last two years and multiple debt issuances this year at low to mid-single digit interest rates, the stock trades at an incredibly low multiple of <5x FCF. We believe Lumen can grow by continuing to invest into fiber, which should outweigh its declining legacy copper landline business. Numerous recent large transactions for fiber peers at double-digit EBITDA multiples and landline peers at mid-single digit EBITDA multiples also suggest that Lumen could monetize several of its segments at good prices well beyond its total market capitalization today. We have stepped up our engagement with the company and signed a non-disclosure agreement (NDA) last month, so unfortunately we cannot say more other than “stay tuned.”
CK Hutchison (-22%, -1.64%; 15%, 0.76%), a conglomerate of telecommunications, health & beauty, infrastructure, global ports and energy, was also a detractor. The company’s Oil and Retail businesses were severely impacted by COVID in the first half of the year. Taking advantage of the tough environment, management merged oil business Husky Energy with Cenovus Energy to create a new integrated Canadian oil and natural gas company with tremendous synergies. Within Retail, Watson stores have seen traffic recovery after cities unlocked, and profits are expected to grow yearover-year in the second half. While global Port total volume declined in 2020, CK Hutchison’s ports outperformed relative to its peers, given its hub locations in Europe and Asia. The Telecom division is the least impacted in the current environment, as lockdowns and work from home have resulted in improvement in business volume and asset utilization. In November, the company reached an agreement with Cellnex to sell its telecom tower assets for €10 billion, well above our expectation and nearly half of CK Hutchison’s market cap. The deal would materially strengthen CK Hutchison’s balance sheet by reducing net debt. We are greatly encouraged that the board stated its plans to allocate a portion of the proceeds to share buybacks, which would increase the value per share for all shareholders. In another potentially value-accretive market consolidation opportunity, CK Hutchison entered into a Memorandum of Understanding in December to discuss merging its telecom business in Indonesia with Indosat.
Fairfax Financial (-26%, -1.46%; 16%, 0.75%), the insurance company, detracted for the year. Insurance pricing has been improving this year and grew high single-digits in reinsurance to double-digit increases in primary lines during the third quarter. Fairfax’s underwriting has also been excellent at a sub-100% combined ratio, despite losses from one-time catastrophes and moderate COVID-related business and travel cancellations. Fairfax has suffered from poor equity returns from its investment portfolio in recent years and also in 2020 as certain investments like restaurants in Canada and an airport in India were particular impacted, as well as money-losing market hedges that CEO Prem Watsa has since closed. We expect the underwriting and insurance pricing to remain strong, the investment portfolio to improve, and were especially excited to see Watsa purchase over $100 million of stock earlier this year in one of our largest investee insider purchases ever.
Portfolio Activity
Our on-deck list peaked (and cash troughed) this year at the end of 1Q, when we were finding more new investment opportunities than cash available in the portfolio. While the research team has been busy poring over multiple new ideas this year, the on-deck list of qualifying investments shrunk as stock prices rallied across the board. Our only addition in the fourth quarter was a small position in AMG. We weren’t able to get a full position, but we hope to have another chance to fill it out in the new year. We ended the year with 15% cash, which we view as dry powder that will allow us to act quickly as new investments qualify. While we are not currently “pounding the table” on the opportunity set today, given the temporarily elevated cash, we believe that cash position could look very different in the near term.

Southeastern Updates
We have focused on safety for our employees and communities while adapting to the new way of getting work done from home in 2020. We will likely all be together again in the office at some point in 2021, but longer term we will also embrace a more flexible work setup. From a research perspective, our global network built over the last 45+ years was a distinct competitive advantage this year, as travel and in-person meetings quickly ceased in March. We have a well-established dialogue with our existing investee management teams, as well as with those at many competitors to our portfolio holdings and new potential investment opportunities that we reviewed in the year. Past investees and current clients have also helped our research in many ways. We have been able to maintain our constructively engaged approach without disruption and, in many cases, deepened these relationships and expanded our topics of engagement throughout the year.
Environmental, social and governance (ESG) factors have always been important to us - both as we assess our “Business, People, Price” criteria for any new investments and as we review our businesses and engage with management teams for our existing holdings. In the last year, we have taken steps to formalize our approach to how we incorporate ESG into our investment process. We established an ESG team, with representation from the Research and Client Relations and Communications teams, which reports directly to CEO and Head of Research Ross Glotzbach. While each research analyst is ultimately responsible for each name under coverage, the ESG team is involved in ongoing oversight of the incorporation of ESG matters into our investment process and client reporting, as well as our day-to-day business operations. We have formally incorporated a section on ESG analysis into our research reports. This analysis details how the company rates on ESG factors, including how the reality compares to the market’s perception of these issues, as well as areas where we might seek to engage with management to improve the company’s footprint. We recently signed on MSCI ESG Rating as a third party data provider to help quantify ESG-specific metrics. We have found this to be a useful supplement to our in-house, bottom-up analysis that draws upon our extensive global resources and network to gain a more comprehensive picture, but just like our long history of proxy voting where we review ISS recommendations but make our own decision, we will never outsource something this important. At the start of the year, we became signatories to the United Nationssupported Principles for Responsible Investing (UNPRI), as well as to Climate Action 100+ (CA100), an investor-led initiative that is supported by PRI and is focused on actively engaging with management teams that are in a position to help drive longterm, global progress in the fight against climate change. We are specifically engaging with GE through CA100 and have had several productive discussions with the company, as well as our fellow CA100 signatories, and we were pleased to see GE’s recent commitment to carbon neutrality by 2030. We have also been heartened to see the steps that our companies across all our portfolios are taking to give back and support the fight against COVID - whether through producing PPE for healthcare workers, supporting their own employees through enhanced safety plans to ensure critical services continue uninterrupted and/or raising and donating funds to local food banks and other charities that directly support the most vulnerable community members.
In 3Q, we seeded a new European investment strategy with internal capital to address the growing opportunity in Europe to engage with companies and key stakeholders to enhance and realize value. Josh Shores and John Woodman are Co-Portfolio Managers of the strategy, and we anticipate that the strategy will, over time, expand the opportunity set for our Non-US and Global strategies and deepen our global network, which supports all our investment mandates.
Finally, Andy McCarroll (General Counsel, at Southeastern since 1998) and Gwin Myerberg (Global Head of Client Relations and Communications, at Southeastern since 2008) joined Southeastern’s Board of Directors. The Board supports Ross Glotzbach in his role as CEO and works closely with department heads to coordinate management functions across all key areas of the organization, to set the strategy and goals for the firm and to ensure we always stick to the guiding principles that define our unique culture. We are excited to add Andy’s and Gwin’s experience and insight to this important role.
Outlook
What a year. We’re all tired of the same clichés by now so will wrap it up. We own great individual investments that combine to create a portfolio that looks dramatically different than the index. It’s time for that to work, not because we are owed anything, but because of simple math and an increasing lack of competition doing sensible things that have worked for most decades of recorded history, but have never felt harder to do after a year like this on top of a rough 10+ years before. We will continue to treat your capital as if it were our own and to stick to our time-tested investment discipline, even when it feels difficult to do so. We thank you for your partnership and are looking forward to 2021.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods EndedDecember 31, 2020
	1 Year	5 Year	Since Inception 12/27/2012
Global Fund	3.57%	9.72%	6.50%
MSCI World Index	15.90	12.19	11.24
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
The total expense ratio for the Global Fund is 1.32% (gross) and 1.20% (net). Effective November 23, 2020, this expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Portfolio Holdings at December 31, 2020
		Net Assets
Investments		84.8%
EXOR N.V.	10.1
Lumen Technologies, Inc.	7.7
General Electric Company	6.0
Prosus N.V.	4.9
Comcast Corporation	4.8
Melco International Development Limited	4.7
CK Hutchison Holdings Limited	4.6
Fairfax Financial Holdings Limited	4.6
CNX Resources Corporation	4.5
LafargeHolcim Ltd	4.5
DuPont de Nemours, Inc.	4.2
FedEx Corporation	4.2
The Williams Companies, Inc.	3.9
CK Asset Holdings Limited	3.3
MGM Resorts International	3.2
Millicom International Cellular S.A.	3.0
Hyatt Hotels Corporation	2.4
Accor S.A.	2.3
Affiliated Managers Group, Inc.	1.0
MinebeaMitsumi Inc.	0.9
Cash Reserves Net of Other Assets and Liabilities		15.2
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through December 31, 2020
New Holdings	Quarter
Accor S.A.	3Q
Affiliated Managers Group, Inc.	4Q
Carrier Global Corporation(a)	2Q
DuPont de Nemours, Inc.	1Q
Hyatt Hotels Corporation	3Q
MGM Resorts International	3Q
Otis Worldwide Corporation(a)	2Q
Prosus N.V.	1Q
The Raytheon Company(a)	2Q

Eliminations
Alphabet Inc.	3Q
Carrier Global Corporation	3Q
CNH Industrial N.V.	3Q
OCI N.V.	2Q
Otis Worldwide Corporation	2Q
The Raytheon Company	2Q
(a) - Acquired through corporate action of United Technologies Corporation

Portfolio of Investments
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	55,641	$ 14,445,516	4.2%
Capital Markets
Affiliated Managers Group, Inc. (United States)	32,030	3,257,451	1.0
Chemicals
DuPont de Nemours, Inc. (United States)	203,642	14,480,983	4.2
Construction Materials
LafargeHolcim Ltd (Swiss Exchange) (Switzerland)	107,042	5,878,665	1.7
LafargeHolcim Ltd (French Exchange) (Switzerland)	175,293	9,561,650	2.8
		15,440,315	4.5
Diversified Financial Services
EXOR N.V. (Netherlands)	428,992	34,704,450	10.1
Diversified Telecommunication Services
Lumen Technologies, Inc. (United States)	2,685,831	26,186,852	7.7
Hotels, Restaurants & Leisure
Accor S.A.* (France)	215,419	7,789,732	2.3
Hyatt Hotels Corporation - Class A (United States)	109,563	8,135,053	2.4
Melco International Development Limited (Hong Kong)	8,374,388	16,289,788	4.7
MGM Resorts International (United States)	349,035	10,998,093	3.2
		43,212,666	12.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	2,275,529	15,879,640	4.6
General Electric Company (United States)	1,899,536	20,514,989	6.0
		36,394,629	10.6
Insurance
Fairfax Financial Holdings Limited (Canada)	46,348	15,797,062	4.6
Internet & Direct Marketing Retail
Prosus N.V. (Netherlands)	154,624	16,690,887	4.9
Machinery
MinebeaMitsumi Inc. (Japan)	155,100	3,076,314	0.9
Media
Comcast Corporation - Class A (United States)	313,453	16,424,937	4.8
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	1,435,491	15,503,303	4.5
The Williams Companies, Inc. (United States)	667,504	13,383,455	3.9
		28,886,758	8.4
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	2,189,029	11,238,170	3.3
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	263,844	10,383,671	3.0
Total Common Stocks (Cost $254,682,047)		290,620,661	84.8
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 6/23/21, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $169,680)	24,000,000	28,800	0.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/20, due 01/04/21, Repurchase price $52,196,000 (Collateral: $53,240,006 U.S. Treasury Bond, 0.38% due 12/31/25, Par $53,223,400) (Cost $52,196,000)	52,196,000	$ 52,196,000	15.3%
Total Investments (Cost $307,047,727)		342,845,461	100.1
Other Assets (Liabilities), Net		(224,855)	(0.1)
Net Assets		$ 342,620,606	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	41.9%
Netherlands	15.0
Hong Kong	12.6
Canada	4.6
Switzerland	4.5
Sweden	3.0
France	2.3
Japan	0.9
Cash & Other	15.2
100.0%
Regional Weightings

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2020
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,172,711,592, $693,569,323, $828,623,516, $254,851,727, respectively)	$ 1,320,368,635	$ 743,987,805	$ 1,051,034,594	$ 290,649,461
Affiliated investments, at value (Cost $191,248,476, $533,257,184, $45,616,630, $0, respectively)	82,021,097	528,080,217	64,307,417	—
Controlled investments, at value (Cost $0, $186,430,000, $0, $0, respectively)	—	190,717,890	—	—
Repurchase agreements, at value (Cost $230,323,000, $372,103,000, $53,936,000 and $52,196,000, respectively)	230,323,000	372,103,000	53,936,000	52,196,000
Cash	442	141	479	296
Receivable from:
Fund shares sold	75,387	903,239	420,222	35,500
Dividends and interest	884,116	—	—	18,995
Securities sold	23,750,692	2,572,500	5,462,464	—
Investment Counsel	123,637	—	9,204	85,753
Foreign tax reclaims	—	222,108	1,030,567	40,247
Other assets	47,685	67,161	35,887	9,255
Total Assets	1,657,594,691	1,838,654,061	1,176,236,834	343,035,507
Liabilities:
Payable for:
Fund shares redeemed	809,820	391,572	7,182,846	—
Investment Counsel fee	1,139,623	1,255,331	968,555	326,287
Administration fee	140,656	156,084	98,206	29,003
Unrealized loss on forward currency contracts	—	—	1,642,940	—
Other accrued expenses	193,936	132,471	181,690	59,611
Total Liabilities	2,284,035	1,935,458	10,074,237	414,901
Net Assets	$ 1,655,310,656	$ 1,836,718,603	$ 1,166,162,597	$ 342,620,606
Net assets consist of:
Paid-in capital	$ 1,635,315,989	$ 2,143,325,062	$ 1,019,118,231	$ 307,344,393
Total distributable earnings (losses)	19,994,667	(306,606,459)	147,044,366	35,276,213
Net Assets	$1,655,310,656	$1,836,718,603	$1,166,162,597	$342,620,606
Net asset value per share	$ 21.73	$ 23.85	$ 17.38	$ 13.26
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	76,191,354	77,014,878	67,081,132	25,844,365
See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2020
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $278,423, $282,663, $712,068, $82,565, respectively)	$ 29,148,611	$ 22,918,707	$ 16,026,285	$ 5,248,824
Dividends from affiliates	—	3,827,036	1,219,132	—
Dividends from controlled investments	—	10,253,650	—	—
Interest from non-affiliates	574,028	955,356	189,887	84,007
Interest from controlled investments	—	2,694,297	—	—
Total Investment Income	29,722,639	40,649,046	17,435,304	5,332,831
Expenses:
Investment Counsel fee	12,015,115	17,465,973	10,722,565	3,137,700
Administration fee	1,468,682	2,195,463	1,080,285	278,906
Transfer agent fees and expenses	1,041,920	513,339	432,938	66,515
Trustees’ fees and expenses	299,868	482,375	220,960	55,772
Custodian fees and expenses	102,504	57,202	243,919	54,141
Other	255,967	381,491	220,209	114,508
Total Expenses	15,184,056	21,095,843	12,920,876	3,707,542
Expenses waived and/or reimbursed	(3,581,468)	—	(497,598)	(378,849)
Net expenses	11,602,588	21,095,843	12,423,278	3,328,693
Net Investment Income	18,120,051	19,553,203	5,012,026	2,004,138
Realized gain (loss) and unrealized appreciation (depreciation):
Net Realized Gain (Loss):
Non-affiliated securities	76,648,073	(212,885,538)	(67,767,223)	7,446,504
Affiliated securities	(35,107,430)	(261,240,405)	3,510,654	—
Controlled securities	—	205,289,630	—	—
Forward currency contracts	—	—	(1,727,459)	—
Foreign currency transactions	30,975	13,623	(59,490)	4,954
Net Realized Gain (Loss)	41,571,618	(268,822,690)	(66,043,518)	7,451,458
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	14,031,980	(41,200,523)	28,347,155	12,743,305
Affiliated securities	51,918,114	121,507,536	(6,247,476)	—
Controlled investments	—	17,247,985	—	—
Forward currency contracts	—	—	(1,983,909)	—
Foreign currency transactions	—	7,755	70,749	3,436
Net Change in Unrealized Appreciation	65,950,094	97,562,753	20,186,519	12,746,741
Net Realized and Unrealized Gain (Loss)	107,521,712	(171,259,937)	(45,856,999)	20,198,199
Net Increase (Decrease) in Net Assets Resulting from Operations	$125,641,763	$ (151,706,734)	$ (40,844,973)	$ 22,202,337
See Notes to Financial Statements.

Statements of Changes in Net Assets
	Partners Fund		Small-Cap Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2020	2019	2020	2019
Operations:
Net investment income	$ 18,120,051	$ 37,663,983	$ 19,553,203	$ 71,212,138
Net realized gain (loss) from investments and foreign currency transactions	41,571,618	11,137,896	(268,822,690)	240,592,107
Net change in unrealized appreciation from investments and foreign currency transactions	65,950,094	217,384,563	97,562,753	277,880,505
Net increase (decrease) in net assets resulting from operations	125,641,763	266,186,442	(151,706,734)	589,684,750
Distributions to Shareholders:
Distributions before tax return of capital	(52,027,624)	(66,866,678)	(102,858,567)	(282,765,175)
Tax return of capital distributions	—	—	(1,248,739)	—
Total distributions	(52,027,624)	(66,866,678)	(104,107,306)	(282,765,175)
Capital Share Transactions:
Net proceeds from sale of shares	71,433,738	145,571,284	213,617,925	409,829,379
Reinvestment of shareholder distributions	48,838,078	62,200,046	97,141,867	218,043,485
Cost of shares redeemed	(336,367,590)	(589,379,698)	(1,543,214,273)	(719,241,588)
Net increase (decrease) in net assets from fund share transactions	(216,095,774)	(381,608,368)	(1,232,454,481)	(91,368,724)
Total increase (decrease) in net assets	(142,481,635)	(182,288,604)	(1,488,268,521)	215,550,851
Net Assets:
Beginning of year	1,797,792,291	1,980,080,895	3,324,987,124	3,109,436,273
End of year	$1,655,310,656	$ 1,797,792,291	$ 1,836,718,603	$3,324,987,124
Capital Share Transactions:
Issued	4,395,426	7,073,587	10,848,821	16,856,853
Reinvested	2,280,163	3,064,266	4,102,451	9,067,772
Redeemed	(19,044,530)	(29,461,853)	(74,930,010)	(29,660,468)
Net increase (decrease) in shares outstanding	(12,368,941)	(19,324,000)	(59,978,738)	(3,735,843)
See Notes to Financial Statements.

	International Fund		Global Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2020	2019	2020	2019
Operations:
Net investment income	$ 5,012,026	$ 10,217,196	$ 2,004,138	$ 2,464,988
Net realized gain (loss) from investments and foreign currency transactions	(66,043,518)	12,056,164	7,451,458	5,019,377
Net change in unrealized appreciation from investments and foreign currency transactions	20,186,519	180,589,548	12,746,741	35,498,326
Net increase (decrease) in net assets resulting from operations	(40,844,973)	202,862,908	22,202,337	42,982,691
Distributions to Shareholders:
Total distributions	(5,647,816)	(45,779,164)	(9,951,569)	(7,507,455)
Capital Share Transactions:
Net proceeds from sale of shares	164,262,799	346,943,297	72,277,055	96,169,797
Reinvestment of shareholder distributions	5,164,164	37,626,314	8,794,708	6,340,552
Cost of shares redeemed	(305,548,470)	(205,583,708)	(39,338,939)	(62,172,280)
Net increase (decrease) in net assets from fund share transactions	(136,121,507)	178,985,903	41,732,824	40,338,069
Total increase (decrease) in net assets	(182,614,296)	336,069,647	53,983,592	75,813,305
Net Assets:
Beginning of year	1,348,776,893	1,012,707,246	288,637,014	212,823,709
End of year	$ 1,166,162,597	$1,348,776,893	$ 342,620,606	$288,637,014
Capital Share Transactions:
Issued	11,922,569	19,980,516	6,862,453	7,455,970
Reinvested	298,507	2,185,673	667,876	484,434
Redeemed	(21,416,711)	(12,245,949)	(3,572,736)	(4,970,651)
Net increase (decrease) in shares outstanding	(9,195,635)	9,920,240	3,957,593	2,969,753
See Notes to Financial Statements.

Notes to Financial Statements
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees (the “Board”). In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
The Funds’ investments in debt securities may contain payment-in-kind ("PIK") interest provisions. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Funds generally cease accruing PIK interest if there is insufficient value to support the accrual or if the Funds do not expect the underlying company to be able to pay all principal and interest due.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2017 through 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-thecounter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.
Risks Associated with Health Crises
An outbreak of respiratory disease caused by a novel COVID-19 was first detected in China in December 2019 and subsequently spread internationally. COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund. Please see the Funds’ prospectus for a complete discussion of these and other risks.

Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at December 31, 2020 were $1,139,623, $1,255,331, $968,555, and $326,287 for Partners Fund, Small-Cap Fund, International Fund, and Global Fund, respectively.
Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	1.50
International Fund	1.15
Global Fund	1.15*

*	Prior to November 23, 2020, the Global Fund expense limit was 1.20% of average annual net assets.
During the period ended December 31, 2020, Southeastern waived and/or reimbursed $3,581,468, $497,598 and $378,849 expenses of Partners Fund, International Fund and Global Fund, respectively. At December 31, 2020, Investment Counsel fees receivable were $123,637, $9,204, and $85,753 for Partners Fund, International Fund, and Global Fund, respectively. The Partners Fund fee-waiver agreement is in effect through at least October 31, 2021. The Small-Cap Fund, International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets, and are included in Administration fees on the Statements of Operations.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended December 31, 2020 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$ 456,734,560	$ 775,344,991
Small-Cap Fund	631,985,626	1,773,959,897
International Fund	287,040,787	379,920,556
Global Fund	108,376,854	87,147,583

Note 5.  Related Ownership
At December 31, 2020 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	27%*
Small-Cap Fund	8
International Fund	31*
Global Fund	59*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

Note 6.  Affiliated Issuer and Controlled Investments
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company's outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended December 31, 2020 were as follows:
	Shares at 12/31/20	Value at 12/31/19	Purchases	Sales	Dividends/Interest	Net Realized Gain (Loss) 1/1/20 to 12/31/20	Net Unrealized Appreciation (Depreciation) 1/1/20 to 12/31/20	Value at 12/31/20
Partners Fund
CNX Resources Corporation*(a)	7,594,546	$ 88,263,510	$ —	$ 23,053,097	$ —	$ (35,107,430)	$ 51,918,114	$ 82,021,097
Small-Cap Fund
CNX Resources Corporation*	12,751,607	$ 161,694,129	$ —	$ 53,014,498	$ —	$ (87,645,923)	$ 116,683,648	$137,717,356
Dillard's Inc. - Class A(a)	—	148,445,325	—	73,711,931	283,471	(40,706,554)	(34,026,840)	—
Eastman Kodak Company*(a)(b)	—	18,600,000	93,215,000 (e)	341,504,631	—	205,289,630	24,400,001	—
Eastman Kodak Company Convertible Preferred Stock – Series A 5.5%(b)(c)(d)	1,864,300	155,352,119	—	—	10,253,650	—	35,365,771	190,717,890
Eastman Kodak Convertible Note 5% 11/1/21(a)(b)	—	135,732,787	—	93,215,000 (e)	2,694,297	—	(42,517,787)	—
Empire State Realty Trust, Inc.	12,991,530	—	124,483,248	—	1,954,381	—	(3,402,188)	121,081,060
Enerpac Tool Group(a)	—	151,879,219	—	93,505,680	—	(35,918,608)	(22,454,931)	—
Graham Holdings Company - Class B(a)	165,499	214,659,745	—	70,705,538	1,589,184	(10,661,433)	(45,018,917)	88,273,857
PotlatchDeltic Corporation(a)	1,361,828	169,350,386	—	104,282,784	—	16,083,153	(8,625,509)	68,118,636
Realogy Holdings Corp.*	8,604,368	158,967,990	—	62,039,915	—	(102,391,040)	118,352,273	112,889,308
		$1,314,681,700	$ 217,698,248	$ 891,979,977	$ 16,774,983	$ (55,950,775)	$138,755,521	$718,798,107
International Fund
Domino's Pizza Group PLC(a)	14,881,498	$ 98,025,171	$ —	$ 30,980,932	$ 1,219,132	$ 3,510,654	$ (6,247,476)	$ 64,307,417
*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Not a controlled investment at the end of the period.
(c)	Restricted security, see Portfolio of Investments for additional disclosures.
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(e)	Convertible bond was converted into common stock during the period. The conversion was effective at cost as a non-taxable event.

Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at December 31, 2020 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$ 1,402,389,732	$ —	$ —	$ 1,402,389,732
Short-Term Obligations	—	230,323,000	—	230,323,000
	$ 1,402,389,732	$230,323,000	$ —	$ 1,632,712,732
Small-Cap Fund
Common Stocks	$1,272,068,022	$ —	$ —	$ 1,272,068,022
Preferred Stock	—	—	190,717,890	190,717,890
Short-Term Obligations	—	372,103,000	—	372,103,000
	$1,272,068,022	$ 372,103,000	$190,717,890	$ 1,834,888,912
International Fund
Common Stocks	$ 1,114,841,740	$ —	$ —	$ 1,114,841,740
Warrants	340,671	—	—	340,671
Options Purchased	—	159,600	—	159,600
Short-Term Obligations	—	53,936,000	—	53,936,000
Forward Currency Contracts	—	(1,642,940)	—	(1,642,940)
	$1,115,182,411	$ 52,452,660	$ —	$1,167,635,071
Global Fund
Common Stocks	$ 290,620,661	$ —	$ —	$ 290,620,661
Options Purchased	—	28,800	—	28,800
Short-Term Obligations	—	52,196,000	—	52,196,000
	$ 290,620,661	$ 52,224,800	$ —	$ 342,845,461
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing a binomial lattice pricing model (a type of the income approach), which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.

Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$190,718	Binomial Lattice Pricing	Straight Debt Yield	11%	Decrease
				Equity Volatility	103%	Increase
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at December 31, 2020:
Small-Cap Fund
Fair value at December 31, 2019	$ —
Transfers in	155,352,119
Change in unrealized appreciation (a)	35,365,771
Fair value at December 31, 2020	$190,717,890
(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Controlled investments. The entire amount relates to assets held as of December 31, 2020.
Transfers into Level 3 from Level 2 occurred as a significant portion of the credit spread and volatility inputs were calculated based on unobservable inputs. Transfers are recognized at the beginning of the reporting period.
Note 8.  Derivative Instruments
The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.
The Statements of Assets and Liabilities included the following financial derivative instrument fair values at December 31, 2020:
	Location	Currency
International Fund
Options Purchased	Non-affiliated securities, at value	$ 159,600
Forward currency contracts	Unrealized loss on forward currency contracts	(1,642,940)
$(1,483,340)
Global Fund
Options Purchased	Non-affiliated securities, at value	$ 28,800
Financial derivative instruments had the following effect on the Statements of Operations for the period ended December 31, 2020:
	Location	Currency
Partners Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (758,744)
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$ 258,944

	Location	Currency
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (968,758)
Forward currency contracts	Forward currency contracts	(1,727,459)
$ (2,696,217)
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$ (415,142)
Forward currency contracts	Forward currency contracts	(1,983,909)
$ (2,399,051)
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (134,544)
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$ (88,656)
For the period ended December 31, 2020, the average monthly notional value of derivative instruments were as follows:
	Options Purchased	Forward Currency Contracts
Partners Fund	$ 79,333,333	$ —
Small-Cap Fund	—	—
International Fund	156,333,333	48,790,936
Global Fund	24,000,000	—
The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.
The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of December 31, 2020 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 296,675,573	$ 204,658,837	$ 302,486,410	$ 60,690,532
Gross unrealized depreciation	(279,354,794)	(177,083,220)	(72,479,596)	(25,971,562)
Net unrealized appreciation	$ 17,320,779	$ 27,575,617	$ 230,006,814	$ 34,718,970
Cost for federal income tax purposes	$1,615,391,953	$1,807,313,295	$939,271,197	$308,126,491
Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, and adjustments related to investments in Passive Foreign Investment Companies ("PFICS") and master limited partnerships. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The tax character of distributions paid was as follows:
	Year Ended December 31, 2020
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary income	$48,050,953	$ 41,949,033	$5,647,816	$8,841,598
Long-term capital gains	3,976,671	60,909,534	—	1,109,971
Return of capital	—	1,248,739	—	—
	$ 52,027,624	$104,107,306	$5,647,816	$9,951,569

	Year Ended December 31, 2019
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary income	$ 42,016,206	$ 78,948,212	$28,293,121	$3,173,134
Long-term capital gains	24,850,472	203,816,963	17,486,043	4,334,321
	$ 66,866,678	$282,765,175	$45,779,164	$7,507,455
The tax-basis components of accumulated earnings (losses) at December 31, 2020 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net unrealized appreciation (depreciation)	$17,320,779	$ 27,583,374	$230,072,161	$ 34,720,029
Capital loss carryforwards	—	(334,189,834)	(83,142,541)	—
Undistributed ordinary income	946,197	—	114,747	159,797
Undistributed long-term capital gains	1,727,692	—	—	396,387
	$19,994,668	$ (306,606,460)	$147,044,367	$35,276,213
Capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryforwards, if any, as of December 31, 2020.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Short-term losses	$—	$ (134,842,391)	$(19,128,538)	$—
Long-term losses	—	(199,347,443)	(64,014,003)	—
	$—	$ (334,189,834)	$ (83,142,541)	$—
During the year ended December 31, 2020, the Funds did not utilize any capital loss carryforwards.
The following permanent reclassifications were made between capital accounts for the portion of the payment made to redeeming shareholders that was claimed as as a distribution for income tax purposes during the year ended December 31, 2020.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Paid-in capital	$ 1,030,534	($4,358)	($1,525,469)	$—
Total distributable earnings	(1,030,534)	4,358	1,525,469	—
Note 10.  Commitments and Contingencies
The Funds indemnify the Trust's Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 20.30	$ 18.35	$ 26.84	$ 25.36	$ 21.45
Net Investment Income(a)	0.23	0.38	0.42	0.12	0.20
Net Realized and Unrealized Gain (Loss)	1.90	2.33	(4.78)	3.74	4.24
Total from Investment Operations	2.13	2.71	(4.36)	3.86	4.44
Dividends from Net Investment Income	(0.23)	(0.42)	(0.47)	(0.33)	— (d)
Distributions from Net Realized Capital Gains	(0.47)	(0.34)	(3.66)	(2.05)	(0.53)
Total Distributions	(0.70)	(0.76)	(4.13)	(2.38)	(0.53)
Net Asset Value End of Period	$ 21.73	$ 20.30	$ 18.35	$ 26.84	$ 25.36
Total Return	10.53%	14.81%	(17.98)%	15.51%	20.72%
Net Assets End of Period (thousands)	$1,655,311	$1,797,792	$1,980,081	$3,293,533	$3,448,288
Ratio of Expenses to Average Net Assets	0.79% (e)	0.93% (e)	0.97%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.92%	1.59%	0.44%	0.84%
Portfolio Turnover Rate	37%	6%	37%	28%	17%

Small-Cap Fund
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 24.27	$ 22.10	$ 27.60	$ 27.49	$ 26.98
Net Investment Income(a)	0.18	0.51	0.74	0.48 (b)	0.07
Net Realized and Unrealized Gain (Loss)	0.79 (c)	3.78	(2.24)	1.95	5.39
Total from Investment Operations	0.97	4.29	(1.50)	2.43	5.46
Dividends from Net Investment Income	(0.55)	(0.62)	(0.76)	(0.45)	(0.10)
Distributions from Net Realized Capital Gains	(0.82)	(1.50)	(3.24)	(1.87)	(4.85)
Return of Capital	(0.02)	—	—	—	—
Total Distributions	(1.39)	(2.12)	(4.00)	(2.32)	(4.95)
Net Asset Value End of Period	$ 23.85	$ 24.27	$ 22.10	$ 27.60	$ 27.49
Total Return	4.14%	19.65%	(6.52)%	8.99%	20.48%
Net Assets End of Period (thousands)	$1,836,719	$3,324,987	$3,109,436	$3,805,597	$3,995,661
Ratio of Expenses to Average Net Assets	0.96%	0.93%	0.92%	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.89%	2.10%	2.61%	1.70% (b)	0.23%
Portfolio Turnover Rate	33%	22%	32%	29%	31%

(a)	Computed using average shares outstanding throughout the period.
(b)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.
(c)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(d)	Rounds to less than $0.01.
(e)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended December 31, 2020 and 2019 were 1.03% and 1.00%, respectively.

International Fund
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 17.68	$ 15.26	$ 16.63	$ 13.53	$ 12.35
Net Investment Income(a)	0.07	0.14	0.12	0.05	0.11
Net Realized and Unrealized Gain (Loss)	(0.29)	2.89	(1.29)	3.23	1.39
Total from Investment Operations	(0.22)	3.03	(1.17)	3.28	1.50
Dividends from Net Investment Income	(0.08)	(0.14)	—	(0.18)	(0.32)
Distributions from Net Realized Capital Gains	—	(0.47)	(0.20)	—	—
Total Distributions	(0.08)	(0.61)	(0.20)	(0.18)	(0.32)
Net Asset Value End of Period	$ 17.38	$ 17.68	$ 15.26	$ 16.63	$ 13.53
Total Return	(1.22)%	20.00%	(7.08)%	24.23%	12.20%
Net Assets End of Period (thousands)	$1,166,163	$1,348,777	$1,012,707	$1,177,197	$988,743
Ratio of Expenses to Average Net Assets	1.15% (b)	1.15% (b)	1.18% (b)	1.29%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.46%	0.82%	0.75%	0.33%	0.88%
Portfolio Turnover Rate	28%	23%	46%	25%	21%

Global Fund
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 13.19	$ 11.25	$ 14.94	$ 11.96	$ 9.98
Net Investment Income(a)	0.08	0.12	0.18	0.05	0.06
Net Realized and Unrealized Gain (Loss)	0.39	2.17	(2.48)	3.09	1.98
Total from Investment Operations	0.47	2.29	(2.30)	3.14	2.04
Dividends from Net Investment Income	(0.07)	(0.13)	(0.13)	(0.03)	(0.06)
Distributions from Net Realized Capital Gains	(0.33)	(0.22)	(1.26)	(0.13)	—
Total Distributions	(0.40)	(0.35)	(1.39)	(0.16)	(0.06)
Net Asset Value End of Period	$ 13.26	$ 13.19	$ 11.25	$ 14.94	$ 11.96
Total Return	3.57%	20.38%	(16.16)%	26.33%	20.43%
Net Assets End of Period (thousands)	$342,621	$288,637	$212,824	$238,865	$187,584
Ratio of Expenses to Average Net Assets	1.19% (b)	1.20% (b)	1.20% (b)	1.20% (b)	1.32% (b)
Ratio of Net Investment Income to Average Net Assets	0.72%	0.95%	1.19%	0.36%	0.54%
Portfolio Turnover Rate	36%	37%	29%	27%	33%

(a)	Computed using average shares outstanding throughout the period.
(b)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended December 31, 2020, 2019 and 2018 were 1.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended December 31, 2020, 2019, 2018, 2017, and 2016 were 1.33%, 1.32%, 1.33%, 1.48%, and 1.52%, respectively.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Longleaf Partners Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Longleaf Partners Funds Trust (the “Trust”) (comprising of the Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Longleaf Partners Funds Trust at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights of the Funds for the periods presented through December 31, 2017 were audited by other auditors whose report dated February 12, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Longleaf Partners Funds Trust investment companies since 2018.
Cincinnati, Ohio
February 26, 2021

Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an openend management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.
On September 8, 2020, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2020 to October 31, 2021. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern's services, Southeastern's profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern's personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.
Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern's governing principles as significant. These principles are stated at the beginning of the Funds' prospectus:
•	We will treat your investment as if it were our own.
•	We will remain significant investors in Longleaf Partners Funds.
•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
•	We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.
•	We will not impose loads or 12b-l charges on mutual fund shareholders.
•	We will consider closing to new investors if closing would benefit existing clients.
•	We will discourage short-term speculators and market timers.
•	We will continue our efforts to enhance shareholder services.
•	We will communicate with our investment partners as candidly as possible.
The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern's execution of its investment discipline, as well as its shareholder oriented approach. Southeastern's actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern's Code of Ethics requirement that employees use funds advised by Southeastern for virtually all public equity investing. The Trustees noted that, as one of the largest Longeleaf shareholder groups, Southeastern and its affiliates' interests are aligned with other shareholders. In addition, significant investment by Southeastern's personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.
The Trustees recognized Southeastern's consistent implementation of the governing principles, noting that Southeastern and the Funds had received recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and over 45-years' experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern's investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.

Trustees concluded that Southeastern's administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.
Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2020 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund's market index plus 200 basis points. While each of the four funds currently lagged both, Southeastern discussed its approach of intelligent, concentrated, engaged, long-term, partnership investing and its confidence in delivering long-term performance clients expect.
The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern's long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.
The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund's management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern's private account clients and similar funds selected by Lipper and the Independent Trustees.
While Southeastern's management fees for each Fund were above average, non- management expenses were below average, due in part to Southeastern's performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from June 9, 2017 to January 30, 2019, and also from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed from July 1997 to April 21, 2020, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern's fees and lack of supplemental sources of revenue was a significant factor to the Trustees.
In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.
The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern's private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.
The Trustees reviewed reports of Southeastern's financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern's profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern's successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing, no sales force, or 12b-l plan) is a direct result of Southeastern's successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Indeed, as Fund assets decline Southeastern's profits are reduced. Thus, in assessing whether the costs of Southeastern's services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds' asset base consists of shareholders who have freely chosen to retain access to Southeastern's services, with full disclosure of advisory fee rates.
The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors
Because Southeastern's fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund's breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. In addition, effective April 1, 2018, Southeastern reduced the International Fund fee to 1.10% breaking to 0.90% above $500 million with a 1.15% fee cap. Using the International Fund as a model, the breakpoint for the Global Fund was set at the same $500 million level. In addition, effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund's expense limit to 1.20%, and on April 1, 2018 made that limit a contractual commitment. On August 12, 2019, Southeastern agreed to a temporary cap of Longleaf Partners Fund's expenses at 0.79% of average annual net assets through at least October 31, 2021. Accordingly, the Trustees were satisfied that breakpoints and expense limits for each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.
Conclusion
While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern's fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Liquidity Risk Management Program (Unaudited)
On December 1, 2018, the Longleaf Partners Funds (the “Funds”) implemented a Liquidity Risk Management Program (the “Program”) to comply with Rule 22e-4 of the Investment Company Act (the “Rule”). The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the Funds’ will be unable to meet shareholder redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Funds’ liquidity and the periodic classification and re-classification of the Funds’ investments into one of four liquidity buckets (highly liquid, moderately liquid, less liquid, illiquid).
During the period from December 1, 2019 through November 30, 2020, the Program was reasonably designed to assess and manage the Funds’ liquidity risk and operated effectively. The Funds’ assets were primarily classified as highly liquid, and therefore were exempt from establishing a highly liquid investment minimum. Additionally, the Funds’ illiquid investments did not exceed the 15% of net assets limitation as proscribed by the Rule. Finally, management of the Funds’ portfolios was not materially impacted by the adoption of the Rule, and there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to shareholders.

Expense Example
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2020 and held through December 31, 2020.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 6/30/2020	Ending account value 12/31/2020	Expenses paid during period *	Ending account value 12/31/2020	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$1,316.00	$ 4.60	$1,021.17	$ 4.01	0.79%
Small-Cap Fund	1,000.00	1,436.10	5.88	1,020.31	4.88	0.96
International Fund	1,000.00	1,248.40	6.50	1,019.36	5.84	1.15
Global Fund	1,000.00**	1,226.30**	6.66**	1,019.15**	6.04**	1.19**

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 days in the current year.
** Effective November 23, 2020, the Global Fund expense limit was reduced to 1.15% of average net assets per year. If this expense limit was in effect throughout the entire most recent 6 month period, the example expense information would be as follows: Beginning Account Value $1,000.00, Actual Ending Account Value $1,226.68, Actual Expenses Paid During Period $6.44, Hypothetical Ending Account Value $1,019.36, Hypothetical Expenses Paid During Period $5.84, Annualized Expense Ratio 1.15%.

Information on Boards of Trustees
Each Fund is served by a separate Board of Trustees composed of seven members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Mr. Misener were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.
Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA, (72) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012	Chairman of the Board, Southeastern Asset Management, Inc.	4
Independent or Non-Interested Trustees
Margaret H. Child (64) 137 Marlborough Street Apt. 3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	Marketing Consultant (2005 -2017)	4	Trustee and Vice Chair, John F. Kennedy Library Foundation (2004-2017); Trustee, The Harvard Lampoon Trust (2010-Present); Trustee, Harris J. and Geraldine S. Nelson Foundation 2011-Present)
Daniel W. Connell, Jr. (72) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1997 1997 1998 2012	Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2005-2006); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	4

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Steven N. Melnyk (73) 105 Virginia St. St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012	Private Investor and Consultant since 1997; Senior Vice President, Stephens, Inc. (financial services) (2009-2016); Real Estate Development, The Sea Island Company, (2005-2009); Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989)	4
Kent A. Misener (68) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2018 2018 2018 2018	Chief Executive/Chief Investment Officer, Verapath Global Investing LLC since 2015; Chief Investment Officer, Deseret Mutual Benefits Administrators (1983-2015)	4	Trustee, State Institutional Trust Fund, Salt Lake City, UT
C. Barham Ray (74) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012	Private Investor and Consultant since 2008; Partner, 360 Goodwyn LLC (real estate development) (2005-2013)	4	Director, Financial Federal Savings Bank, Memphis, TN
Perry C. Steger (58) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	4
*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds' Forms N-CSR and NPORT-EX on the SEC's website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds' quarter-end holdings is also available at www.southeasternasset.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

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Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2.	Code of Ethics.

On December 8, 2003, the Board of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2019	2020
(a) Audit Fees	$126,600	$123,600
(b) Audit Related Fees	—	—
(c) Tax Fees*	58,084	72,710
(d) All Other Fees	—	—

* Includes amounts related to the review of excise distribution requirements, review and signature of Federal, state, and excise tax returns, tax consulting, and ongoing tax compliance and tax filings in foreign jurisdictions.

(e)(1) Audit Committee Pre-Approval Policies – Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and to the registrant were $255,802 and $182,473 in 2020 and 2019, respectively.

(h) No services included in (b) through (d) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2020 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

Exhibit 99.1 Certification Required by Item 13(a)(2) of Form N-CSR.

Exhibit 99.2 Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 4, 2021

By	/s/ Ryan S. Hocker
Ryan S. Hocker Global Funds Treasurer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 4, 2021

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.